SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (NO)
UNDER THE SECURITIES ACT OF 1933  [ ]
Pre-Effective Amendment No.          [ ]
Post-Effective Amendment No. 60   [x]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940  [x]
Amendment No. 60
Fidelity Destiny Portfolios
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)
Registrant's Telephone Number  (617) 570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
( )  immediately upon filing pursuant to paragraph (b)
(X)  On November 29, 1995 pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(i)
( )  On (                  ) pursuant to paragraph (a)(i)
( )  75 days after filing pursuant to paragraph (a)(ii)
( )  On (                  )  pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and the notice required by such Rule on or about November 14, 1995.
FIDELITY DESTINY PORTFOLIOS
CROSS REFERENCE SHEET
Form N-1A Item Number





Part A                  Prospectus Caption



1                       Cover Page

2a                      The Funds' Expenses

  b,c                   *

3a                      The Funds' Financial Histories

  b                     *

  c                     The Funds' Performance

4a(i)                   Destiny Funds and the Fidelity Organization

  a(ii)                 The Funds' Investment Objective; The
                        Funds'Investment Policies, Risks and
                        Limitations

  b,c                   The Funds' Investment Policies, Risks and
                        Limitations

5a,b(i)(ii)             Destiny Funds and the Fidelity Organization

  b(iii), c,d,e         Management and Service Fees; Destiny
                        Funds and the Fidelity Organization

  f                     Management and Service Fees

5(g)                    Portfolio Transactions

6a(i)                   Destiny Funds and the Fidelity Organization

  a(ii,iii), b,c,d      *

  e                     Cover Page; Shareholder Services

  f                     Shareholder Services

  g                     A Few Words About Distributions and Taxes

7a                      Destiny Funds and the Fidelity Organization

  b(i,ii)               How to Buy Shares

  b(iii)                The Funds' Expenses

  b(iv,v)               *

  c                     Shareholder Services

  d                     How to Buy Shares

  e,f                   *

8a                      How to Redeem Shares

  b,c,d                 *

9                       *





*Not Applicable


FIDELITY
DESTINY
PORTFOLIOS:
DESTINY I
DESTINY II
PROSPECTUS/ANNUAL REPORT
NOVEMBER 29, 1995
I.BD-DESPROSH-1195
Printed on recycled paper

AN INTERVIEW WITH
GEORGE A. VANDERHEIDEN,
PORTFOLIO MANAGER OF
FIDELITY DESTINY PORTFOLIOS
We've provided the following market recap as context for the manager's interview:
Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market post strong returns for the 12 months ended September 30, 1995. The Standard & Poor's Composite Index of 500 Stocks finished the 12-month period with a total return of 29.75% - well above its historical annual average of roughly 12%. With inflation posing little threat, interest rates fell during the first half of 1995. The Federal Reserve Board cut the federal funds rate - the rate banks charge each other for overnight loans - by 0.25% on July 6 to 5.75%. Large-capitalization stocks led the rally. Technology companies - whose goods and services benefited from both corporate and consumer demand - posted the strongest earnings growth and stock price gains. Lower interest rates and continued merger and acquisition activity helped financial stocks perform especially well. In June, the Dow Jones Industrial Average closed above 4500 for the first time. Returns from foreign markets suffered as investors brought capital back to the U.S. The Morgan Stanley Emerging Markets Free Index was down 17.73% for the 12 months ended September 30. The Morgan Stanley EAFE (Europe, Australia, Far East) Index returned 5.79% for the year ended September 30. European markets have fared well through the first nine months of 1995, while the Japanese market has struggled through much of the year.
Q. HOW HAVE THE FUNDS PERFORMED, GEORGE?
A. For the 12 months ended September 30, 1995, Destiny I was up 27.49% and Destiny II was up 26.98% while the S&P returned 29.75% for the same time period. You know it's been quite a year when fund returns like these lag the overall market.
Q. DESPITE THE STRONG RESULTS, THE FUNDS UNDERPERFORMED THE MARKET. WHY?
A. At the risk of oversimplifying, much of the large return in the market last year came from the phenomenal performance of the technology sector. The semiconductor group was up 96% in the past 12 months and other technology sectors also had spectacular gains. These were on top of impressive gains in 1992 and 1993. Although I generally find technology stocks attractive,
I have not made the weighting as large as some other growth funds because of my risk-adverse discipline. My investment approach over the past 15 years has been to try to identify and invest in themes and trends early and stay with them as long as I feel comfortable. When they become very extended, I begin to sell. Sometimes I may sell too early and the stocks may continue to make spectacular gains, but I'm willing to sacrifice that if I feel as though bone-crushing declines are on the other side of those gains.
Q. HOW HAS THIS STRATEGY WORKED IN THE PAST?
A. Very well. If the groups that were sold keep going up, the funds underperform. However, when the group corrects, I'm protected by being either out of the sector entirely, or by being underweighted. The last time the funds lagged the latter stages of a bull market was in 1989 when the funds were five or six percentage points behind the S&P 500. Over the next five years, however, the funds beat the market by a wide margin, not once underperforming in any year. So while the portfolios may not show some of the spectacular gains of other growth funds this year, the risk level going into the inevitable correction is also less.
Q. WHAT INVESTMENTS CONTRIBUTED TO THE FUNDS' PERFORMANCE?
A. The funds were modestly overweighted in technology and holdings in Intel, Compaq, IBM, Microsoft, Solectron, Hewlett-Packard, Motorola and SCI Systems helped the funds. Another important area was financial stocks, which benefited from the decline in long-term interest rates. The mortgage-related sector, including the funds' holdings of Fannie Mae and Freddie Mac, was up 30% during the past 12 months. Banks, in which the funds have important holdings in the regionals and money centers, were up in excess of 30%. Aerospace and defense was also very strong with a gain of 47%. This group is represented by the funds' holdings in Boeing, Raytheon and Loral. Philip Morris, the second largest position in the funds, also had a good year with a gain in excess of 36%.
Q. IT LOOKS LIKE YOU'VE CONTINUED TO HOLD ON TO TREASURY BONDS . . .
A. Yes. The move in bonds has been spectacular this year, but the equity market put on a better show. Since the beginning of 1995, Treasury bonds returned 21% on a total return basis while the S&P 500 returned nearly 30%. Looking forward, bonds should continue to benefit from a slowing economy. The three pillars of this economy over the past year have been inventory accumulation, capital spending, and the export market, and each of these sectors is now in a slowing mode. This is positive for inflation, for further declines in long term interest rates and for a healthy bond market.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. The two fundamental factors driving this bull market since it started in October 1990 have been rising earnings and falling interest rates. Treasury bonds were yielding 9% when this bull move started five years ago. At the current level of 6.5%, I think yields still have room to move lower given the sluggish domestic and international economies and the current low inflation rates. This is bullish for equities, especially interest rate sensitive stocks. The outlook for earnings, however, is not as hopeful. The past five years have seen one of the strongest earnings gains in the post World War II period. However, profit margins and return on equity are back to record levels and industrial capacity is being added so rapidly that it is forcing down operating rates. This means that profit margins should contract and earnings growth should come to a screeching halt by the first quarter of 1996. My opinion is that the economic slowdown will last into the first quarter of 1996, the earnings slowdown will last longer and that the market will show no net gain over the next six months. I expect growth to resume in the second half of 1996. As always, remember that it is a market of stocks rather than a stock market and all of our resources at Fidelity are geared to finding and investing in the best stocks for whatever market lies ahead.


DISTRIBUTIONS
Totals of 8.0% and 6.9% of the dividends distributed during the fiscal year were derived from interest on U.S. Government securities which are generally exempt from state income tax for Destiny I and Destiny II, respectively.
Totals of 35% and 31% of the dividends distributed during the fiscal year qualifiy for the dividends-received deductions for corporate shareholders for Destiny I and Destiny II, respectively.
The fund will notify shareholders in January 1996 of the percentages for use in preparing 1995 income tax returns.
(CONTINUED AT BACK)
PERFORMANCE UPDATE - DESTINY I
$10,000 OVER 10 YEARS

$59,248
$44,281
$10,000 OVER 10 YEARS: LET'S SAY YOU INVESTED $10,000 IN DESTINY I FUND ON SEPTEMBER 30, 1985. BY SEPTEMBER 30, 1995, THE VALUE OF YOUR INVESTMENT WOULD HAVE GROWN TO $59,248 - A 492.48% INCREASE ON YOUR INITIAL INVESTMENT. FOR COMPARISON LOOK AT HOW A $10,000 INVESTMENT IN THE S&P 500 (WITH DIVIDENDS REINVESTED) DID OVER THE SAME PERIOD. IT WOULD HAVE GROWN TO $44,281 - A 342.81% INCREASE.
CUMULATIVE TOTAL RETURNS
FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                One     Five     Ten
                                Year    Years    Years

DESTINY I FUND                  27.49   207.27   492.48
                                %       %        %

S&P 500(registered trademark)   29.75   121.49   342.81
                                %       %        %

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED SEPTEMBER 30, 1995

               One Year   Five     Ten
                          Years    Years

DESTINY I      27.49%     25.17%   19.47%
FUND

$50/MONTH
15-YEAR PLAN   -39.06%    20.66%   17.91%

 THE CHARTS ABOVE SHOW DESTINY I FUND'S TOTAL RETURNS WHICH INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE FUND'S CUMULATIVE TOTAL RETURNS AND AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS (THE PLANS); AVERAGE ANNUAL TOTAL RETURNS FOR A $50/MONTH 15-YEAR PLAN INCLUDE THE EFFECTS OF THE SEPARATE CREATION AND SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH DESTINY I'S $50/MONTH 15-YEAR PLAN. AS SHARES OF THE FUNDS MAY BE ACQUIRED ONLY THROUGH THE PLANS, INVESTORS SHOULD CONSULT THE PLANS' PROSPECTUS FOR MORE COMPLETE INFORMATION ON THE IMPACT OF THE SEPARATE CHARGES AND FEES APPLICABLE TO EACH PLAN. THE RATE (%) OF DEDUCTIONS DECREASES PROPORTIONATELY AS PLAN SIZES INCREASE. FIGURES FOR THE S&P 500, AN UNMANAGED INDEX OF COMMON STOCK PRICES, INCLUDE REINVESTMENT OF DIVIDENDS. THE S&P 500 FIGURE FOR ONE YEAR IS PUBLISHED BY S&P. THE S&P 500 IS A REGISTERED TRADEMARK OF STANDARD & POOR'S CORPORATION.
ALL PERFORMANCE NUMBERS ARE HISTORICAL; THE FUND'S SHARE PRICE AND RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PERFORMANCE UPDATE - DESTINY II
$10,000 OVER LIFE OF FUND

$72,753
$38,088
$10,000 OVER LIFE OF FUND: LET'S SAY YOU INVESTED $10,000 IN DESTINY II FUND ON DECEMBER 30, 1985, WHEN THE FUND STARTED. BY SEPTEMBER 30, 1995, THE VALUE OF YOUR INVESTMENT WOULD HAVE GROWN TO $72,753 - A 627.53% INCREASE ON YOUR INITIAL INVESTMENT. FOR COMPARISON LOOK AT HOW A $10,000 INVESTMENT IN THE S&P 500 (WITH DIVIDENDS REINVESTED) DID OVER THE SAME PERIOD. IT WOULD HAVE GROWN TO $38,088 - A 280.88% INCREASE.
CUMULATIVE TOTAL RETURNS
FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                One     Five     Life of
                                Year    Years    Fund*

DESTINY II FUND                 26.98   220.70   627.53
                                %       %        %

S&P 500(registered trademark)   29.75   121.49   280.88
                                %       %        %

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                   Life of
               One Year   Five     Fund/Pla
                          Years    n*

DESTINY II     26.98%     26.25%   22.55%
FUND

$50/MONTH
15-YEAR PLAN   -39.31%    21.69%   20.90%

THE CHARTS ABOVE SHOW DESTINY II FUND'S TOTAL RETURNS WHICH INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE FUND'S CUMULATIVE TOTAL RETURNS AND AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS (THE PLANS); AVERAGE ANNUAL TOTAL RETURNS FOR A $50/MONTH 15-YEAR PLAN INCLUDE THE EFFECTS OF THE SEPARATE CREATION AND SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH DESTINY II'S $50/MONTH 15-YEAR PLAN. AS SHARES OF THE FUNDS MAY BE ACQUIRED ONLY THROUGH THE PLANS, INVESTORS SHOULD CONSULT THE PLANS' PROSPECTUS FOR MORE COMPLETE INFORMATION ON THE IMPACT OF THE SEPARATE CHARGES AND FEES APPLICABLE TO EACH PLAN. THE RATE (%) OF DEDUCTIONS DECREASES PROPORTIONATELY AS PLAN SIZES INCREASE. FIGURES FOR THE S&P 500, AN UNMANAGED INDEX OF COMMON STOCK PRICES, INCLUDE REINVESTMENT OF DIVIDENDS. THE S&P 500 FIGURE FOR ONE YEAR IS PUBLISHED BY S&P. THE S&P 500 IS A REGISTERED TRADEMARK OF STANDARD & POOR'S CORPORATION.
* THE LIFE OF FUND AND LIFE OF PLAN FIGURES ARE FROM COMMENCEMENT OF OPERATIONS, DECEMBER 30, 1985, TO THE PERIOD ENDED SEPTEMBER 30, 1995.
ALL PERFORMANCE NUMBERS ARE HISTORICAL; THE FUND'S SHARE PRICE AND RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.
TOP TEN EQUITY HOLDINGS - DESTINY I

Federal National Mortgage Association
Philip Morris Companies, Inc.
General Motors Corp.
Compaq Computer Corp.
Intel Corp.
Chrysler Corp.
Vodafone Group PLC sponsored ADR
International Business Machines Corp.
Shawmut National Corp.
Fleet Financial Group, Inc.

Federal National Mortgage Association
Philip Morris Companies, Inc.
Chrysler Corp.
Intel Corp.
Compaq Computer Corp.
General Motors Corp.
International Business Machines Corp.
Vodafone Group PLC sponsored ADR
Fleet Financial Group, Inc.
Shawmut National Corp.
TOP TEN EQUITY HOLDINGS - DESTINY II

Federal National Mortgage Association
Philip Morris Companies, Inc.
General Motors Corp.
Compaq Computer Corp.
Intel Corp.
Chrysler Corp.
Vodafone Group PLC sponsored ADR
International Business Machines Corp.
Fleet Financial Group, Inc.
Shawmut National Corp.
Federal National Mortgage Association
Philip Morris Companies, Inc.
Chrysler Corp.
Intel Corp.
Compaq Computer Corp.
General Motors Corp.
International Business Machines Corp.
Vodafone Group PLC sponsored ADR
Fleet Financial Group, Inc.
Shawmut National Corp.
TOP FIVE MARKET SECTORS - DESTINY I

Finance  17.9%
Technology  16.8%
Durables  9.5%
Nondurables  7.1%
Utilities  6.8%
Finance  17.7%
Technology  14.0%
Energy  8.9%
Utilities  8.3%
Durables  7.4%
TOP FIVE MARKET SECTORS - DESTINY II

Finance  17.6%
Technology  15.8%
Durables  9.3%
Nondurables  7.0%
Utilities  6.6%
Finance  17.4%
Technology  13.3%
Energy  8.2%
Utilities  8.0%
Durables  7.2%
FIDELITY DESTINY
PORTFOLIOS:
DESTINY I AND
DESTINY II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS
PROSPECTUS
November 29, 1995
 Fidelity Destiny Portfolios is an open-end management investment company made up of two separate diversified portfolios: Destiny I and Destiny II (the funds). Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
 Please read this Prospectus before investing    and keep it on file for
future reference    . It    contains important information, including how
each fund invests and the services available to shareholders.
 Shares of each fund may be purchased only through Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II (the Plans or a
Plan), a unit investment trust. Details of the Plans, including the Creation and Sales Charges, as well as Custodian Fees, are discussed in the Prospectus for the Plans. The charges for the first year of a Plan may amount to as much as 50% of the amounts paid under a Plan. Prospective investors should read this Prospectus in conjunction with the Plans' Prospectus.
 To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated November 29, 1995. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity Distributors Corporation (FDC) at the appropriate number listed below.
FIDELITY DISTRIBUTORS CORPORATION
 FIDELITY INVESTMENTS INSTITUTIONAL SERVICES COMPANY, INC., BROKER/DEALER SERVICES DIVISION
 NATIONWIDE (TOLL FREE)   1-800-433-0734
 IN ALASKA OR OVERSEAS (CALL COLLECT) 1-617-   328-5000
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD
OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF
PRINCIPAL.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. TABLE OF CONTENTS
 PAGE PAGE
The Funds' Expenses           The Funds' Financial Histories
The Funds' Investment Objective
The Funds' Investment    Principles and     Risks
   Securities and Investment Practices
A Few Words About Distributions and Taxes
Destiny Funds and the Fidelity Organization
Management and Service Fees
The Funds' Performance
How to Buy Shares
Shareholder Services
How to Redeem Shares
Financial Statements  F-17

THE FUNDS' EXPENSES

 The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information, including the funds' investment objectives and their past performance and the fees and expenses associated with investment through the Plans.
A. SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load on Purchases    See Note A
 Sales Load on Reinvested Distributions    See Note A
 Deferred Sales Load Imposed on Redemptions    None
 Redemption Fees    None
 Exchange Fees    None
B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)
 DESTINY I DESTINY II
 Management Fees     .65    %     .75    %
 Other Expenses     .03    %     .05    %
 Total Operating Expenses     .68    %     .80    %
C. EXAMPLE
 You would pay the following expenses on a $1,000 investment assuming a 5% annual return and full redemption at the end of each time period:
 1 YR   3 YRS  5 YRS   10 YRS
Destiny I  $    7     $    22     $    38     $    85
Destiny II  $    8     $    26     $    44     $    99
EXPLANATION OF TABLE
A. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, or exchange shares of a fund. Neither fund will offer its shares publicly
except through the    Destiny     Plans, which impose separate Creation and
Sales Charges.        Creation and Sales Charges vary according to the
monthly investment size and duration of each Plan. Please refer to the Destiny Plans' Prospectus for details. If you exchange shares of the funds,
other charges may apply. (See "Exchange Privilege" on page         for
information.)
B. ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each
fund pays a    management     fee to Fidelity Management & Research Company
(FMR) that varies based on    its     performance. Each fund also incurs
other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. Management fees and other expenses are reflected in each fund's share price and are not charged directly to individual shareholder accounts. For accounts maintained within the Plans, separate custodian fees and an annual service fee are charged directly to Planholders. Please refer to the section
"Management and Service Fees," beginning on page         and the Destiny
Plans' Prospectus for further information.
C. The hypothetical EXAMPLE illustrates the expenses associated with a $1,000 investment over periods of 1, 3, 5 and 10 years, based on the
expenses in the table above and an assumed annual return of 5%.    THESE
EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST
ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.     Please
refer to page         for the funds' past performance. As stated above,
Creation and Sales Charges vary for each Plan. Generally, however, these charges are structured to decrease as a percentage of the monthly investment as the Plan progresses. Consequently, the major portion of the total Creation and Sales Charges incurred during the life of a Plan are assessed within its first year. For a detailed explanation of applicable rate structure, please refer to the Destiny Plans' Prospectus.

THE FUNDS' FINANCIAL HISTORIES

FINANCIAL HIGHLIGHTS
The financial highlights tables that follow and each fund's financial statements are included in the fund's Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial statements, the financial highlights and the report are a part of this Prospectus.

A LOOK AT DESTINY I'S HISTORY
   DESTINY I



    Selected Per-Share
 Data and Ratios

Years ended September
1995        1994D       1993E       1993F       1992F       1991F       1990F       1989F       1988F        1987F       1986F
 30

 Net asset value,
17.70       16.86       17.22       16.54       15.23       14.24       14.03       12.44       15.93        16.04       12.81
 beginning of period

 Income from Investment
 Operations

 Net investment income
 .41         .30         .04         .26         .31         .33         .46C        .30         .24          .28         .33

  Net realized and
3.54        1.69        .75         3.16        2.55        1.25        1.18        1.81        (.35)        2.47        4.50
 unrealized gain
 (loss) on investments

 Total from investment
3.95        1.99        .79         3.42        2.86        1.58        1.64        2.11        (.11)        2.75        4.83
 operations

Less Distributions

  From net  investment
(.34)       (.11)       (.14)       (.30)       (.49)       (.10)       (.38)       (.26)       (.39)        (.32)       (.46)
 income

  From net realized gain
(2.53)      (1.04)      (1.01)      (2.44)      (1.06)      (.49)       (1.05)      (.26)       (2.99)       (2.54)      (1.14)

  Total distributions
(2.87)      (1.15)      (1.15)      (2.74)      (1.55)      (.59)       (1.43)      (.52)       (3.38)       (2.86)      (1.60)

 Net asset value, end of
$ 18.78     $ 17.70     $ 16.86     $ 17.22     $ 16.54     $ 15.23     $ 14.24     $ 14.03     $ 12.44      $ 15.93     $ 16.04
 period

 Total returnB
27.49%      12.30%      4.77%       23.90%      20.18%      11.93%      12.17%      17.90%      (1.45)%      22.43%      43.09%

 Net assets, end of
$ 4,053     $ 3,273     $ 2,973     $ 2,869     $ 2,373     $ 2,023     $ 1,832     $ 1,662     $ 1,440      $ 1,461     $ 1,165
 period (in millions)

 Ratio of expenses to
 .68%        .70%        .65%A       .66%        .61%        .50%        .53%        .60%        .60%         .60%        .60%
 average net
 assets

 Ratio of net investment
2.35%       1.69%       1.11%A      1.83%       2.00%       2.45%       3.37%       2.35%       2.10%        2.20%       2.70%
 income to average net
 assets

 Portfolio turnover rate
55%         77%         82%A        75%         75%         84%         75%         72%         80%          91%         108%


   A Annualized
B Total returns for periods of less than one year are not annualized.
C Investment income per share reflects special dividends of $.06 and $.03 per share, respectively.
D Effective October 1, 1993, the fund adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." As a result, net investment income per share may reflect certain reclassifications related to book to tax differences.
E Three months ended September 30, 1993
F Years ended June 30

A LOOK AT DESTINY II'S HISTORY
DESTINY II



    Selected Per-Share
 Data and Ratios

 Years ended September
1995        1994E       1993F       1993G       1992G       1991G       1990G       1989G       1988G       1987G       1986H
 30

 Net asset value,
28.55       26.68       26.46       24.68       23.50       21.11       20.64       18.25       20.98       16.53       10.00
 beginning of period

 Income from
 Investment Operations

  Net investment
 .66         .42         .04         .26         .33         .29         .56C        .24         .13         .02         .03
 income

 Net realized and
5.97        2.86        1.23        4.85        4.08        2.61        2.27        2.72        (.19)       4.73        6.50
 unrealized gain
 (loss) on investments

 Total from investment
6.63        3.28        1.27        5.11        4.41        2.90        2.83        2.96        (.06)       4.75        6.53
 operations

 Less Distributions

 From net investment
(.50)       (.12)       (.14)       (.36)       (.34)       (.35)       (.36)       (.18)       (.09)       --          --
 income

  From net realized gain
(2.96)      (1.29)      (.91)       (2.97)      (2.89)      (.16)       (2.00)      (.39)       (2.58)      (.30)       --

  Total distributions
(3.46)      (1.41)      (1.05)      (3.33)      (3.23)      (.51)       (2.36)      (.57)       (2.67)      (.30)       --

 Net asset value, end of
$ 31.72     $ 28.55     $ 26.68     $ 26.46     $ 24.68     $ 23.50     $ 21.11     $ 20.64     $ 18.25     $ 20.98     $ 16.53
 period

 Total returnB
26.98%      12.67%      4.93%       23.28%      20.61%      14.35%      14.42%      16.76%      (.23)%      29.37%      65.30%

 Net assets, end of
$ 2,032     $ 1,437     $ 1,143     $ 1,061     $ 479       $ 326       $ 221       $ 143       $ 78        $ 37        $ 5
 period (in millions)

 Ratio of expenses to
 .80%        .80%        .84%A       .84%        .88%        .84%        .87%        .97%        1.12%       1.50%       1.50%A,
 average net                                                                                                           D
 assets

 Ratio of net investment
2.33%       1.56%       .69%A       1.41%       1.60%       1.70%       3.07%       1.53%       1.07%       .39%        1.07%A
 income to average net
 assets

 Portfolio turnover rate
52%         72%         80%A        81%         113%        129%        112%        128%        148%        183%        228%A



   A Annualized
B Total returns for periods of less than one year are not annualized.
C Investment income per share reflects special dividends of $.14 and $.06 per share, respectively.
D Expenses have been limited to a percentage of average net assets in accordance with various state expense limitation regulations. Expenses borne by the investment adviser amounted to $.14 per share for the period ended June 30, 1986.
E Effective October 1, 1993, the fund adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." As a result, net investment income per share may reflect certain reclassifications related to book to tax differences.
F Three months ended September 30, 1993
G Years ended June 30
H December 30, 1985 (commencement of operations) to June 30, 1986

THE FUNDS' INVESTMENT OBJECTIVE

 Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities. Each fund may not always achieve its objective, but each will always follow the investment style described below.

   THE FUNDS' INVESTMENT PRINCIPLES AND RISKS

 Each fund seeks capital growth primarily from equity securities. Each fund will tend to be fully invested in common stocks and securities convertible into common stocks, but may also buy other types of securities such as
preferred stocks    or     bonds. The funds have the flexibility to invest
in large or small, domestic or foreign issuers.
    The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. Also, as a mutual fund, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares, they may be worth more or less than what you paid for them.
 FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stock and investment-grade debt instruments for temporary, defensive purposes.

   SECURITIES AND INVESTMENT PRACTICES

 The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks.
   Any restrictions listed supplement those discussed in the section "The
Funds' Investment Principles and Risks."     A complete listing of each
fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
 FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-433-0734 or your investment professional.
 EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
 RESTRICTION: With respect to 75% of its total assets, each fund may not purchase more than 10% of the outstanding voting securities of any issuer.
 DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
 Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
 The following table provides a summary of ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.

FISCAL 1995 DEBT HOLDINGS, BY RATING
FISCAL 1995 DEBT HOLDINGS, BY RATING MOODY'S STANDARD & POOR'S

 INVESTORS SERVICE, INC.  CORPORATION
 RATING  AVERAGE [A]  RATING  AVERAGE[A]
INVESTMENT GRADE

Highest quality Aaa 11.0% AAA 11.0%

High quality Aa 0.0% AA 0.0%

Upper-medium grade A 0.0% A 0.0%

Medium grade Baa 0.0% BBB 0.0%
LOWER QUALITY

Moderately speculative Ba 0.0% BB 0.0%

Speculative B 0.0% B 0.0%

Highly speculative Caa 0.0% CCC 0.0%

Poor quality Ca 0.0% CC 0.0%

Lowest quality, no interest C  C

In default, in arrears --  D 0.0%


[A] FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE
ISSUING GOVERNMENT. THE DOLLAR-WEIGHTED AVERAGE OF DEBT SECURITIES NOT RATED DIRECTLY OR INDIRECTLY BY
MOODY'S OR S&P AMOUNTED TO 0% FOR     DESTINY I    AND 0% FOR     DESTINY
II   . THIS MAY INCLUDE SECURITIES RATED
BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES. REFER TO THE FUNDS' SAI FOR
A MORE COMPLETE DISCUSSION OF THESE RATINGS.
 RESTRICTIONS: Purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. Each fund currently intends to limit its investments in lower than Baa-quality debt securities to 10% of its assets.
 EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile.
 REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
 ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
 FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
 DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
 ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
 RESTRICTION: Each fund may not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities.
 OTHER INSTRUMENTS may include real estate-related instruments. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
 RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. These limitations do not apply to U.S. Government securities.
 BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
 RESTRICTION: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
 LENDING securities to broker-dealers and institutions, including
   Fidelity Brokerage Services, Inc. (    FBSI   )    , an affiliate of
FMR, is a means of earning income. This practice could result in a loss or delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
 RESTRICTION: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
 Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
 Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
 With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of any issuer.
 Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
 Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.
MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS
 Shares of each fund may be acquired only through the purchase of an interest in Fidelity Systematic Investment Plans: Destiny Plans I or Destiny Plans II. The funds are designed for you if you are seeking accumulation of capital through regular, systematic investing over a period of 10 years or more. Investments in the funds are based on the concept of "dollar-cost averaging." This involves consistently buying uniform dollar amounts of a security regardless of the price, at regular intervals. When prices are low, more shares are bought than when prices are high. Because the value of the securities in each fund fluctuates with market conditions, if you liquidate your Plan investment when the market value of your shares is less than their original cost, including the initial Plan's Creation and Sales Charges, you will incur a loss. Investments in a systematic investment plan do not eliminate market risk. While FMR will seek to realize capital growth over the lifetime of a Plan, the policies FMR follows may not be appropriate if you are unable to complete your Plan. You should also consider your ability to continue to invest during periods of varying economic and market conditions.
 Receipt by each fund of investments on a systematic basis tends to provide a more consistent level of fund assets than might be the case for those funds whose shares are sold directly and may allow each fund to plan for the gradual accumulation of various individual security positions. One example of how each fund could employ this concept is through the program of dollar-cost averaging as described above. Such a program could be hampered by increased net redemptions or the failure of Plan investors to purchase shares.
 FMR is also the investment adviser to certain other investment companies not sold through systematic investment plans, which also have objectives of capital growth. The investment policies employed by each of these funds vary, as do the sales charges assessed to fund share purchases and the investment results each has attained.

A FEW WORDS ABOUT DISTRIBUTIONS AND TAXES

 Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
 As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
 TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
 For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.
 Every January, the transfer agent will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
 TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
 Whenever you sell shares of a fund, the transfer agent will send you a confirmation statement showing how many shares you sold and at what price.
 You will also receive a transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
 "BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
 CURRENCY         CONSIDERATIONS. If    a     fund's dividends exceed its
taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To
minimize the risk of a return of capital,    a     fund may adjust its
dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
 EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the funds and their investments and these taxes generally will reduce the fund's distributions.
 There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
 When you sign your Plan Application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the funds to withhold 31% of your taxable distributions and redemptions.

DESTINY FUNDS AND THE FIDELITY ORGANIZATION

 EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Destiny Portfolios, an open-end management investment company originally organized as a Massachusetts corporation on January 7, 1969 and reorganized as a Massachusetts business trust on June 20, 1984.
 EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of the trustees are not otherwise affiliated with Fidelity.
 THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy.
The transfer agent    or the Plans' custodian, as applicable,     will mail
proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
 Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, MA 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
 The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East) in Tokyo, Japan, assist FMR with foreign investments.
 As of September 30, 1995, FMR advised funds having approximately    22
    million shareholder accounts with a total value of more than
$   335     billion.
 George A. Vanderheiden is manager and vice president of Destiny I and Destiny II, which he has managed since 1980 and 1985, respectively. Mr. Vanderheiden also manages Fidelity Advisor Growth Opportunities. Mr. Vanderheiden is a managing director of FMR Corp., and leader of the growth group. He joined Fidelity in 1971.
 Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
 FDC        distributes and markets Fidelity funds and services. Fidelity
Service Company (FSC) performs transfer agent servicing functions for each fund.
 FMR Corp. is the ultimate parent company of FMR, FMR U.K. and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
 A broker-dealer may use a portion of the commissions paid by the funds to reduce the custodian or transfer agent fees for the funds. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

 MANAGEMENT AND SERVICE FEES

 Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each fund's assets are reflected in that fund's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
 Each fund pays a management fee to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays other expenses, which
are explained on page        .
    FMR may, from time to time, agree to reimburse each fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
 The management fee is calculated and paid to FMR every month. The fee is determined by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the
management fee, depending on how well a fund has performed relative    to
its comparative index    .
 The basic fee rate (calculated monthly) is calculated by adding a group fee rate to an individual fee rate, and multiplying the result by each fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
 For    September 30, 1995,     the group fee rate was    0.31    %. The
individual fund fee rate is .17% for Destiny I and .30% for Destiny II. The
basic fee rate for fiscal 1995 was    0.49    % for Destiny I and
   0.62    % for Destiny II.
 The performance adjustment rate is calculated monthly by comparing each
fund's performance to that of the    Standard & Poor's Composite Index of
500 Stocks     (S&P 500) over the most recent 36-month period. The
difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is +/ - .24% of average net assets up to and including $100,000,000 and +/ - .20% of average net assets in excess of $100,000,000.
 FMR has sub-advisory agreements with FMR U.K. and FMR Far East. These sub-advisors provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
 For    the     fiscal    year ended September 30,    1995, FMR, on behalf
of    Destiny I and Destiny II    , paid FMR U.K.    and FMR Far East
    fees    amounting     to    less than 0.01    %        of    its
average net assets.
 While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
        FSC performs transfer agency, dividend disbursing and shareholder servicing functions for each fund. FSC also calculates the NAV and dividends for each fund, maintains each fund's general accounting records,
and administers each fund's securities lending program. In    the
    fiscal    year ended September 30,     1995, Destiny I and Destiny II
paid FSC fees    amounting to less than 0.01%     of    its     average net
assets for transfer agency and related services, and Destiny I and Destiny
II paid FSC fees    equal to 0.02% and 0.04%, respectively,     of    each
fund's     average net assets for pricing and bookkeeping services.
    Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce the fund's custodian or transfer agent fee.
 The portfolio turnover rates for Destiny I and Destiny II for    the
    fiscal    year ended September 30,     1995 were    55    % and
   52    %, respectively.    This rate varies from year to year.

THE FUNDS' PERFORMANCE

 Mutual fund performance is commonly measured as total return. The total returns that follow are based on historical fund results and do not reflect
the effect        of taxes.
 All total returns quoted below do not include the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of shares of the funds through the Plans. Total returns would be lower if Creation and Sales Charges and Custodian Fees were taken into account. As previously discussed, shares of the funds may be acquired only through Fidelity Systematic Investment Plans. Investors should consult the Plans' Prospectus for complete information regarding Creation and Sales Charges and Custodian Fees.
 HISTORICAL FUND RESULTS. Each fund's fiscal year runs from October 1 to September 30. The tables below show each fund's total returns for the
period   s     ended September 30, 1995:
DESTINY I
  AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
 ONE YEAR FIVE YEARS TEN YEARS LIFE OF FUND* ONE YEAR FIVE YEARS TEN YEARS LIFE OF FUND*
    27.49    %    25.17    %    19.47    %    18.50    %    27.49    %
   207.27    %    492.48    %    7,165.73    %
DESTINY II
  AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
 ONE YEAR FIVE YEARS TEN YEARS LIFE OF FUND** ONE YEAR FIVE YEARS TEN YEARS LIFE OF FUND**
    26.98    %    26.25    % N/A    22.55    %    26.98    %    220.70    %
N/A    627.53    %
* Life of Fund - July 10, 1970 (Commencement of Operations) - September 30,
1995.
** Life of Fund - December 30, 1985 (Commencement of Operations) - September 30, 1995.

    HISTORICAL PLAN RESULTS. The following tables show Destiny Plans I and Destiny Plans II average annual total returns calculated for the one, five, ten years and Life of Plan ended September 30, 1995 for a $50/month, 15 year Plan. Life of Plan figures are for the periods October 1, 1980 to September 30, 1995 for Destiny Plans I and Commencement of Operations (December 30, 1985) through September 30, 1995 for Destiny Plans II. The following Plan-related average annual total returns include change in share price, reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales Charges and Custodian Fees assessed through the Plans. Consult the Plans' Prospectus for more complete information on applicable charges and fees.
DESTINY PLANS I
AVERAGE ANNUAL TOTAL RETURNS
                                                                LIFE OF

$50/MONTH,     ONE YEAR         FIVE YEARS      TEN YEARS       PLAN

15 YEAR PLAN

                  -39.06    %      20.66    %      17.91    %      18.33    %

DESTINY PLANS II
AVERAGE ANNUAL TOTAL RETURNS
                                                            LIFE OF

$50/MONTH,     ONE YEAR         FIVE YEARS      TEN YEARS   PLAN

15 YEAR PLAN

                  -39.31    %      21.69    %   N/A            20.90    %

 TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
 A growth    fund     may quote its adjusted net asset value including all
distributions paid. This value may be averaged over specified periods and may be used to calculate a fund's moving average.
 The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
    For current performance or a free annual report, please call FDC at 1-800-433-0734.
 TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

HOW TO BUY SHARES

 Each fund has an agreement with FDC under which each fund issues shares at NAV to State Street Bank and Trust Company as Custodian for the Plans. EACH FUND WILL NOT OFFER ITS SHARES PUBLICLY EXCEPT THROUGH THE PLANS. Generally, State Street Bank and Trust Company will hold directly all shares of each fund unless a Planholder owns fund shares directly after completing or terminating a Plan. The terms of the offering of the Plans are contained in the Plans' Prospectus.
SHARE VALUE
 Each fund's NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. The funds are open for business each day the New York Stock Exchange (NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
   Shares are purchased     at the    next     NAV    calculated     after
   your     order is received. Each fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
    You may initiate many transactions by telephone. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.

SHAREHOLDER SERVICES

 THE FOLLOWING SHAREHOLDER SERVICES ARE APPLICABLE ONLY TO THOSE SHAREHOLDERS WHO HAVE COMPLETED OR TERMINATED A PLAN AND HOLD SHARES OF A FUND DIRECTLY. Planholders should consult the section titled "Rights and
Privileges of Planholders" on    page 11     of their Plan's Prospectus for
a discussion of distribution options and other pertinent data.
CHOOSING A DISTRIBUTION OPTION
 You can choose from three distribution options:
1. The SHARE OPTION reinvests your income dividends and capital gain distributions in additional shares. You are assigned this option automatically unless you specify otherwise in writing.
2. The INCOME-EARNED OPTION reinvests your capital gain distributions and pays your income dividends in cash.
3. With the CASH OPTION you receive both income dividends and capital gain distributions in cash.
 Income dividends and capital gain distributions will be reinvested at the NAV as of the record date for the distribution. On the day a fund goes ex-dividend, the amount of the distribution is deducted from its share price. Reinvestment of distributions will be made at that day's NAV. Cash distribution checks will generally be mailed within seven days.
EXCHANGE PRIVILEGE
 The exchange privilege is a convenient way to buy shares in Fidelity's other funds in order to respond to changes in your goals or in market conditions and is available only to those who have completed or terminated a Plan and received shares of the fund directly. In addition, those who have completed or terminated a Plan and received shares directly may exchange at NAV into any of the Fidelity funds, including the Fidelity Advisor Funds. However, to protect the funds' performance and shareholders, Fidelity discourages frequent trading in response to short-term market fluctuations. The Fidelity family of funds includes, among others, common stock funds, tax-exempt and corporate bond funds and money market funds. Before you make an exchange from either fund please note the following:
1. The fund you are exchanging into must be registered for sale in your state.
2.    Before exchanging into a fund, read its prospectus.
3. You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
4. Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
5.    Exchanges may have tax consequences for you.
 Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
 Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
 Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
 You can make exchanges either in writing or by telephone by calling 1-800-544-7777. Written requests for exchange should be sent to Fidelity Investments, P.O. Box 660602, Dallas, TX 75266-0602.
    OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
STATEMENTS AND REPORTS
 For accounts not associated with the Plans, FSC will send a statement of account after every transaction that affects the share balance or the account registration (the funds currently do not issue share certificates). A statement with tax information will be mailed to you by January 31 of each year, and will also be filed with the IRS. To reduce annual expenses only one copy of most reports (such as the funds' Annual Report) may be mailed to your household. Please call Fidelity if you need additional copies.
 FSC pays for shareholder services but not for special services, such as producing and mailing historical account documents. You may be required to pay a fee for special services.

HOW TO REDEEM SHARES

 THE FOLLOWING DISCUSSION RELATES ONLY TO THOSE INVESTORS WHO HOLD SHARES OF THE FUNDS DIRECTLY. PLANHOLDERS SHOULD CONSULT THEIR PLANS' PROSPECTUS FOR THE REQUIREMENTS FOR REDEMPTION OF SHARES FROM A PLAN.
    You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 4:00 p.m. Eastern time. Each fund may hold payment until it is reasonably satisfied that investments which were made by check have been collected (which may take up to seven
(7) days).
 Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
 Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
 For more information, see "Systematic Withdrawal Program" on page 14 of the Destiny Plans' prospectus.
 If you are unable to    reach Fidelity     by phone (for example, during
periods of unusual market activity) consider placing your order by mail or contact your investment professional.
 If you have certificates for your shares, you must submit them to FSC in order to redeem your shares, and you should call FSC for specific instructions. The funds currently do not issue share certificates.
 TO REDEEM BY MAIL - Send a "letter of instruction" to Fidelity Investments, P.O. Box 660602, Dallas, TX 75266-0602. The letter should specify the name of the fund, the number of shares to be sold, your name, your account number, and the additional requirements listed below that apply to your particular account.
 TYPE OF REGISTRATION REQUIREMENTS
Individual, Joint Tenants, Sole Proprietorship, Letter of instruction signed by all person(s) required to
Custodial (Uniform Gifts/Transfers to Minors Act), sign for the account exactly as it is registered, accompa-
General Partners nied by signature guarantee(s).
Corporations, Associations Letter of instruction and a corporate resolution, signed by person(s) required to sign for the account by signature guarantee(s). Trusts A letter of instruction signed by the Trustee(s)
with a signature guarantee. (If the Trustee's name
is not registered on your account, also provide a
copy of the trust document, certified within the
last 60 days.)
 If you do not fall into any of the above registration categories (e.g., Executors, Administrators, Conservators or Guardians) please call FSC for further instructions.
 A signature guarantee is    designed     to protect you and    Fidelity
from fraud. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
 Planholders who have redeemed shares under "Cancellation and Refund
Rights" (discussed in the Plans' Prospectus, page    14    ), may not
reinstate at NAV the proceeds from such a cancellation or refund until all refunded Creation and Sales Charges included in the cancellation have first been deducted in full from the amount being replaced. To redeem shares from
a Plan, see    page 15     of the Plans' Prospectus.
FIDELITY DESTINY PORTFOLIOS: DESTINY I
INVESTMENTS/SEPTEMBER 30, 1995
(SHOWING PERCENTAGE OF TOTAL VALUE OF
INVESTMENT IN SECURITIES)


  VALUE  VALUE
 SHARES (NOTE 1) SHARES (NOTE 1)
COMMON STOCKS - 85.3%
AEROSPACE & DEFENSE - 1.5%
AEROSPACE & DEFENSE - 0.5%
Boeing Co.   291,200 $ 19,874,666
DEFENSE ELECTRONICS - 1.0%
Loral Corp.   290,600  8,282,100
Raytheon Co.   380,500  32,342,500
  40,624,600
TOTAL AEROSPACE & DEFENSE   60,499,266
BASIC INDUSTRIES - 2.8%
CHEMICALS & PLASTICS - 0.9%
Betz Laboratories, Inc.   39,800  1,626,825
Carbide/Graphite Group, Inc. (a)  4,300  60,738
Raychem Corp.   583,600  26,262,000
Union Carbide Corp.   177,300  7,047,675
  34,997,238
IRON & STEEL - 0.1%
Nucor Corp.   92,100  4,121,475
METALS & MINING - 1.0%
Aluminum Co. of  America  107,800  5,699,925
Reynolds Metals Co.   583,200  33,679,800
  39,379,725
PACKAGING & CONTAINERS - 0.6%
Corning, Inc.   176,000  5,038,000
Owens-Illinois, Inc. (a)  1,640,000  20,705,000
  25,743,000
PAPER & FOREST PRODUCTS - 0.2%
Crown Vantage, Inc. (a)  5,980  133,055
James River Corp. of  Virginia  258,500  8,272,000
  8,405,055
TOTAL BASIC INDUSTRIES   112,646,493
CONSTRUCTION & REAL ESTATE - 1.2%
BUILDING MATERIALS - 0.5%
Armstrong World Industries, Inc.   146,800  8,147,400
Masco Corp.   210,900  5,799,750
Tecumseh Products Co. Class A  118,300  5,678,400
  19,625,550
CONSTRUCTION - 0.4%
Centex Corp.   73,100  2,119,900
Daito Trust Construction  312,700  3,605,966
Kaufman & Broad Home Corp.   228,400  2,883,550
Ryland Group, Inc.   19,200  297,600
Schuler Homes, Inc. (a)  231,100  2,686,538
Sekisui House Ltd.   355,000  4,378,542
  15,972,096
ENGINEERING - 0.3%
Fluor Corp.   220,900 $ 12,370,400
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Crown American Realty Trust (SBI)  44,000  363,000
Patriot American Hospitality, Inc.  13,500  345,938
  708,938
TOTAL CONSTRUCTION & REAL ESTATE   48,676,984
DURABLES - 9.5%
AUTOS, TIRES, & ACCESSORIES - 8.4%
Chrysler Corp.   2,154,900  114,209,700
Cummins Engine Co., Inc.   20,900  804,650
Dana Corp.   394,800  11,399,850
Discount Auto Parts, Inc. (a)  243,500  7,365,875
Eaton Corp.   49,300  2,612,900
Ford Motor Co.   10,300  320,588
General Motors Corp.   3,575,307  167,592,516
Gentex Corp. (a)  86,500  2,076,000
Magna International, Inc. Class A  615,600  27,876,486
Superior Industries International, Inc.   53,200  1,429,750
  335,688,315
CONSUMER ELECTRONICS - 0.7%
Black & Decker Corp.   164,200  5,603,325
Matsushita Electric Industrial Co. Ltd.   648,000  9,876,764
Whirlpool Corp.   218,900  12,641,475
  28,121,564
HOME FURNISHINGS - 0.1%
Haverty Furniture Companies, Inc.   193,800  2,640,525
TEXTILES & APPAREL - 0.3%
Burlington Industries, Inc. (a)  840,400  10,610,050
Fruit of the Loom, Inc. Class A (a)  136,300  2,811,188
  13,421,238
TOTAL  DURABLES   379,871,642
ENERGY - 5.8%
ENERGY SERVICES - 0.5%
Baker Hughes, Inc.   188,600  3,842,725
Dresser Industries, Inc.   37,100  885,763
Schlumberger Ltd.   249,700  16,292,925
  21,021,413
OIL & GAS - 5.3%
Amerada Hess Corp.   354,400  17,232,700
Amoco Corp.   188,600  12,093,975
Apache Corp.   106,400  2,793,000
Atlantic Richfield Co.   119,800  12,863,525
British Petroleum PLC ADR  534,559  48,043,490
Burlington Resources, Inc.   608,000  23,560,000
Canada Occidental Petroleum Ltd.   212,800  6,761,284
Elf Aquitaine sponsored ADR  112,564  3,784,965
  VALUE  VALUE
 SHARES (NOTE 1) SHARES (NOTE 1)
COMMON STOCKS - CONTINUED
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Kerr-McGee Corp.   321,200 $ 17,826,600
Louisiana Land & Exploration Co.   410,700  14,631,188
Mobil Corp.   36,700  3,656,238
Murphy Oil Corp.   86,100  3,444,000
Noble Affiliates, Inc.   143,100  3,774,263
Santa Fe Energy Resources, Inc. (a)  360,000  3,420,000
Texaco, Inc.   102,200  6,604,675
Tosco Corp.   365,200  12,599,400
Unocal Corp.   640,608  18,257,328
YPF Sociedad Anonima sponsored ADR
representing Class D shares  12,000  216,000
  211,562,631
TOTAL ENERGY   232,584,044
FINANCE - 17.9%
BANKS - 5.7%
AmSouth Bancorporation  43,700  1,660,600
Bank of Boston Corp.   176,582  8,409,718
Bank of New York Co., Inc.   60,500  2,813,250
Barnett Banks, Inc.   261,400  14,801,775
BayBanks, Inc.   27,400  2,078,975
Chemical Banking Corp.   293,900  17,891,163
Comerica, Inc.   144,700  5,263,463
First Interstate Bancorp  74,200  7,475,650
First Union Corp.  394  19,564
Fleet Financial Group, Inc.   1,705,426  64,379,832
KeyCorp   285,081  9,764,024
NationsBank Corp.   333,977  22,459,953
Shawmut National Corp.   1,966,829  66,134,625
State Street Boston Corp.   171,900  6,876,000
  230,028,592
FEDERAL SPONSORED CREDIT - 7.2%
Federal Home Loan Mortgage Corporation 681,300 47,094,863 Federal National Mortgage Association 2,320,900 240,213,150
  287,308,013
INSURANCE - 2.3%
Allstate Corp.   1,099,190  38,883,846
American International Group, Inc.   77,100  6,553,500
CIGNA Corp.   28,300  2,946,738
Chubb Corp. (The)  4,500  432,000
General Re Corp.   174,400  26,334,400
Providian Corp.   204,300  8,478,450
Torchmark Corp.   187,400  7,894,225
  91,523,159
SAVINGS & LOANS - 0.9%
Ahmanson (H.F.) & Co.   580,300 $ 14,725,113
Golden West Financial Corp.   438,450  22,141,725
  36,866,838
SECURITIES INDUSTRY - 1.8%
Lehman Brothers Holdings, Inc.   63,600  1,470,750
Merrill Lynch & Co., Inc.   297,301  18,581,313
Morgan Stanley Group, Inc.   153,900  14,793,638
Nomura Securities Co. Ltd.   1,466,000  28,518,831
Salomon, Inc.   13,300  508,725
United Asset Management Corp.   152,900  6,135,113
  70,008,370
TOTAL FINANCE   715,734,972
HEALTH - 2.5%
DRUGS & PHARMACEUTICALS - 0.6%
Allergan, Inc.   92,800  3,097,200
Carter-Wallace, Inc.   210,500  2,631,250
Depotech Corp.   2,900  34,800
Elan Corp. PLC ADR (a)  55,200  2,290,800
Pharmacia AB, Series A:
sponsored ADR  134,100  4,010,428
 Free shares  166,000  4,983,191
Schering-Plough Corp.   143,200  7,374,800
  24,422,469
MEDICAL EQUIPMENT & SUPPLIES - 0.4%
Acuson Corp. (a)  85,600  1,144,900
Baxter International, Inc.   392,000  16,121,000
  17,265,900
MEDICAL FACILITIES MANAGEMENT - 1.5%
American Medical Response (a)  195,400  5,544,475
Columbia/HCA Healthcare Corp.   1,114,125  54,174,328
Pediatrix Medical Group  4,100  84,050
  59,802,853
TOTAL HEALTH   101,491,222
HOLDING COMPANIES - 0.2%
U.S. Industries, Inc. (a)  512,800  7,948,400
INDUSTRIAL MACHINERY & EQUIPMENT - 3.0%
ELECTRICAL EQUIPMENT - 1.0%
Emerson Electric Co.   44,900  3,210,350
General Electric Co.   187,700  11,965,875
Mitsubishi Electric Co. Ord.   2,550,000  19,816,994
Omron Corp.   198,000  4,566,557
Westinghouse Electric Corp.   59,400  891,000
  40,450,776
  VALUE  VALUE
 SHARES (NOTE 1) SHARES (NOTE 1)
COMMON STOCKS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
Caterpillar, Inc.   530,600 $ 30,177,875
Deere & Co.   579,800  47,181,225
Exide Corp.   87,200  4,360,000
  81,719,100
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  122,169,876
MEDIA & LEISURE - 2.1%
BROADCASTING - 0.2%
Liberty Media Group, Series A (a)  87,325  2,335,944
People's Choice TV Corp. (a)  35,100  859,950
TCI Group Class A  332,400  5,817,000
  9,012,894
ENTERTAINMENT - 0.4%
Royal Caribbean Cruises Ltd.   569,500  13,810,375
LEISURE DURABLES & TOYS - 0.6%
Fleetwood Enterprises, Inc.   942,100  18,724,238
Outboard Marine Corp.   256,900  5,523,350
  24,247,588
LODGING & GAMING - 0.2%
Circus Circus Enterprises, Inc. (a)  328,100  9,186,800
PUBLISHING - 0.1%
American Media, Inc. Class A  83,000  477,250
Gannett Co., Inc.   40,200  2,195,925
  2,673,175
RESTAURANTS - 0.6%
Bertucci's, Inc. (a)  158,000  1,125,750
Brinker International, Inc. (a)  229,700  3,416,788
Cracker Barrel Old Country Store, Inc.   165,000  3,320,625
Darden Restaurants, Inc. (a)  199,100  2,289,650
McDonald's Corp.   399,700  15,288,525
  25,441,338
TOTAL MEDIA & LEISURE   84,372,170
NONDURABLES - 7.1%
BEVERAGES - 0.2%
Kirin Brewery Co. Ltd.   868,000  9,052,094
HOUSEHOLD PRODUCTS - 0.3%
Kao Corp.   503,000  6,203,962
Tambrands, Inc.   103,400  4,536,675
  10,740,637
TOBACCO - 6.6%
Philip Morris Companies, Inc.   2,525,700  210,895,950
RJR Nabisco Holdings Corp.   1,613,798  52,246,710
  263,142,660
TOTAL NONDURABLES   282,935,391
PRECIOUS METALS - 0.2%
Homestake Mining Co.   115,100 $ 1,956,700
Santa Fe Pacific Gold Corp.   456,975  5,769,309
  7,726,009
RETAIL & WHOLESALE - 5.5%
APPAREL STORES - 0.0%
TJX Companies, Inc.   164,325  1,951,359
GENERAL MERCHANDISE STORES - 3.0%
Aoyama Trading Co. Ord.   257,300  7,017,860
Federated Department Stores, Inc. (a)  1,563,173  44,355,034
Sears, Roebuck & Co.   229,700  8,470,188
Value City Department Stores, Inc. (a)  201,700  1,487,538
Wal-Mart Stores, Inc.   2,350,800  58,476,150
  119,806,770
GROCERY STORES - 0.1%
Stop & Shop Companies, Inc. (a)  124,900  2,919,538
RETAIL & WHOLESALE, MISCELLANEOUS - 2.4%
Best Buy Co., Inc. (a)  325,800  8,552,250
Circuit City Stores, Inc.   949,100  30,015,288
Good Guys, Inc. (a)  211,500  2,405,813
Home Depot, Inc. (The)  550,900  21,967,138
Lowe's Companies, Inc.   269,400  8,082,000
Officemax, Inc. (a)  404,100  9,799,425
Office Depot, Inc. (a)  246,800  7,434,850
Petsmart, Inc.   53,000  1,788,750
Rex Stores Corp. (a)  149,000  2,793,750
Staples, Inc. (a)  60,425  1,707,006
Waban, Inc. (a)  82,200  1,551,525
  96,097,795
TOTAL RETAIL & WHOLESALE   220,775,462
SERVICES - 0.0%
Supercuts, Inc. (a)  149,400  1,269,900
TECHNOLOGY - 16.8%
COMMUNICATIONS EQUIPMENT - 0.4%
Cisco Systems, Inc. (a)  250,200  17,263,800
COMPUTER SERVICES & SOFTWARE - 0.8%
Automatic Data Processing, Inc.   60,900  4,148,813
Checkfree Corp.   6,300  126,000
Computer Management Sciences, Inc.   2,100  29,400
General Motors Corp. Class E  30,600  1,392,300
MicroAge, Inc. (a)  194,900  2,168,263
Microsoft Corp. (a)  275,400  24,923,700
Smith Micro Software, Inc.   2,100  20,738
  32,809,214
COMPUTERS & OFFICE EQUIPMENT - 9.1%
Bay Networks, Inc. (a)  254,400  13,578,600
Canon, Inc.   819,000  14,536,275
  VALUE  VALUE
 SHARES (NOTE 1) SHARES (NOTE 1)
COMMON STOCKS - CONTINUED
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Compaq Computer Corp. (a)  3,344,000 $ 161,766,000
Digital Equipment Corp. (a)  324,000  14,782,500
Hewlett-Packard Co.   449,900  37,510,413
International Business Machines Corp.   731,800  69,063,625
SCI Systems, Inc. (a)  787,000  27,151,500
Silicon Graphics, Inc. (a)  129,000  4,434,375
Sun Microsystems, Inc. (a)  159,900  10,073,700
Tech Data Corp. (a)  564,100  7,967,913
Xerox Corp.   24,500  3,292,188
  364,157,089
ELECTRONICS - 6.5%
Hitachi Ltd.   2,318,000  25,103,430
Intel Corp.   2,325,000  139,790,625
Kyocera Corp.   40,000  3,264,979
Methode Electronics, Inc. Class A (b)  1,254,000  28,842,000
Molex, Inc.   110,468  3,700,678
Motorola, Inc.   155,500  11,876,313
Nitto Denko Corp.   554,000  8,388,469
Rohm Co. Ltd.   25,000  1,569,316
Solectron Corp. (a)  937,800  37,043,100
Zycon Corp.   12,700  152,400
  259,731,310
TOTAL TECHNOLOGY   673,961,413
TRANSPORTATION - 2.4%
AIR TRANSPORTATION - 0.1%
Midwest Express Holdings, Inc.   3,700  83,250
Southwest Airlines Co.   108,700  2,744,675
  2,827,925
RAILROADS - 2.2%
Burlington Northern Sante Fe Corp.   319,400  23,156,500
CSX Corp.   500,200  42,079,325
Canadian Pacific Ltd. Ord.   114,800  1,839,812
Southern Pacific Rail Corp. (a)  937,822  22,742,184
  89,817,821
TRUCKING & FREIGHT - 0.1%
Roadway Services, Inc.   36,800  1,830,800
TOTAL TRANSPORTATION   94,476,546
UTILITIES - 6.8%
CELLULAR - 2.9%
AirTouch Communications, Inc. (a) 403,200 12,348,000 Vodafone Group PLC sponsored ADR 2,541,300 104,193,300
  116,541,300
ELECTRIC UTILITY - 0.1%
Southern Co.   130,800 $ 3,090,150
GAS - 0.0%
Seagull Energy Corp. (a)  41,100  832,275
TELEPHONE SERVICES - 3.8%
Ameritech Corp.   608,300  31,707,638
Bell Atlantic Corp.   309,100  18,971,013
BellSouth Corp.   296,900  21,710,813
NYNEX Corp.   438,300  20,928,825
SBC Communications, Inc.   714,400  39,292,000
Tel-Save Holdings, Inc.   3,900  59,963
Telebras PN (Pfd. Reg.)  71,527,400  3,411,142
Telecom Argentina Class B sponsored ADR   7,000  293,125
Telefonica de Argentina SA sponsored ADR 45,300 1,081,538 Telefonos de Mexico SA sponsored ADR representing shares Ord., Class L  456,800  14,503,400
  151,959,457
TOTAL UTILITIES   272,423,182
TOTAL COMMON STOCKS
(Cost $2,416,674,803)   3,419,562,972

 MOODY'S  PRINCIPAL
 RATINGS AMOUNT
U.S. TREASURY OBLIGATIONS - 10.4%
8 1/8%, 8/15/19
(Cost $374,333,594)  Aaa $ 355,000,000  416,457,600
  MATURITY
  AMOUNT
REPURCHASE AGREEMENTS - 4.3%
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 6.46% dated 9/29/95
 due 10/2/95    173,327,258  173,234,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $2,964,242,397)  $ 4,009,254,572
LEGEND:
1. Non-income producing
2. Affiliated company (see Note 5 of Notes to Financial Statements). OTHER INFORMATION:
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S S&P
 RATINGS RATINGS
Aaa, Aa, A 10.4% AAA, AA, A 10.4%
Baa  0.0% BBB 0.0%
Ba  0.0% BB  0.0%
B  0.0% B  0.0%
Caa  0.0% CCC 0.0%
Ca, C  0.0% CC, C 0.0%
   D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%. INCOME TAX INFORMATION:
At September 30, 1995, the aggregate cost of investment securities for income tax purposes was $2,966,257,824. Net unrealized appreciation aggregated $1,042,996,748, of which $1,075,683,499 related to appreciated investment securities and $32,686,751 related to depreciated investment securities.
The fund hereby designates $4,198,000 as a capital gain dividend for the purpose of the dividend paid deduction.



Statement of Assets and Liabilities



September 30, 1995

ASSETS

Investment in securities, at                                                                                 $     4,009,254,572
value (including repurchase agreements of $173,234,000) (cost $2,964,242,397) - See accompanying schedule

Cash                                                                                                       201

Receivable for investments sold                                                                            59,459,446

Receivable for fund shares sold                                                                            526,957

Dividends receivable                                                                                       8,623,100

Interest receivable                                                                                       3,567,436

Other receivables                                                                                         410,116

 Total assets                                                                                              4,081,841,828

LIABILITIES

Payable for investments purchased                                                       $     24,832,354

Payable for fund shares redeemed                                                     1,266,247

Accrued management fee                                                               2,154,747

Other payables and accrued expenses                                                   199,036

 Total liabilities                                                                                         28,452,384

NET ASSETS                                                                                                 $        4,053,389,444

Net Assets consist of:

Paid in capital                                                                                               $     2,803,784,039

Undistributed net investment income                                                                         67,129,385

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions         137,498,749

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies  1,044,977,271

NET ASSETS, for 215,781,124 shares outstanding                                                             $        4,053,389,444

NET ASSET VALUE, offering price and redemption price per share ($4,053,389,444 (divided by) 215,781,124
shares)                                                                                                    $18.78


Statement of Operations



Year Ended September 30, 1995

INVESTMENT INCOME                                                                                              $     68,076,004
Dividends (including $222,288 received from affiliated issuers)

Interest                                                                                                      39,213,950

 Total income                                                                                               107,289,954

EXPENSES

Management fee                                                                           $     17,193,293
Basic fee

 Performance adjustment                                                                5,930,876

Transfer agent fees                                                                    165,807

Accounting fees and expenses                                                           761,640

Non-interested trustees' compensation                                                  63,350

Custodian fees and expenses                                                            27,546

Registration fees                                                                      14,551

Audit                                                                                  24,000

 Total expenses                                                                                              24,181,063

Net investment income                                                                                        83,108,891

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized gain (loss) of $5,128,303 on sales of investments in
affiliated                                                                            158,713,526
issuers)

 Foreign currency transactions                                                        4,501,060             163,214,586

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                                 634,819,046

 Assets and liabilities in foreign currencies                                          (61,939)              634,757,107

Net gain (loss)                                                                                               797,971,693

Net increase (decrease) in                                                                                   $        881,080,584
net assets resulting from operations


Statement of Changes in Net Assets
        YEAR ENDED        YEAR ENDED
        SEPTEMBER 30,     SEPTEMBER 30,
        1995              1994




INCREASE (DECREASE) IN NET ASSETS

Operations                                                                        $     83,108,891         $     54,130,953
Net investment income

 Net realized gain (loss)                                                         163,214,586              513,831,921

 Change in net unrealized appreciation (depreciation)                              634,757,107              (203,630,214)

 Net increase (decrease) in net assets resulting from operations                  881,080,584              364,332,660

Distributions to shareholders                                                     (62,951,723)             (19,385,874)
From net investment income

 From net realized gain                                                           (468,451,357)            (183,280,710)

 Total distributions                                                              (531,403,080)            (202,666,584)

Share transactions                                                                137,291,888              138,945,156
Net proceeds from sales of shares

 Reinvestment of distributions                                                    502,563,938              193,082,050

 Cost of shares redeemed                                                           (209,384,277)            (193,677,416)

 Net increase (decrease) in net assets resulting from share transactions          430,471,549              138,349,790

  Total increase (decrease) in net assets                                         780,149,053              300,015,866

NET ASSETS

 Beginning of period                                                              3,273,240,391            2,973,224,525

 End of period (including undistributed net investment income of $67,129,385
and $43,805,352,                                                                  $        4,053,389,444   $        3,273,240,391
respectively)

OTHER INFORMATION
Shares

 Sold                                                                              8,281,603                7,991,172


 Issued in reinvestment of distributions                                           35,292,414               11,701,953

 Redeemed                                                                          (12,689,491)             (11,149,412)

 Net increase (decrease)                                                           30,884,526               8,543,713


FIDELITY DESTINY PORTFOLIOS: DESTINY II
INVESTMENTS/SEPTEMBER 30, 1995
(SHOWING PERCENTAGE OF TOTAL VALUE OF
INVESTMENT IN SECURITIES)


  VALUE  VALUE
 SHARES (NOTE 1) SHARES (NOTE 1)
COMMON STOCKS - 82.5%
AEROSPACE & DEFENSE - 1.5%
AEROSPACE & DEFENSE - 0.5%
Boeing Co.   154,800 $ 10,565,100
DEFENSE ELECTRONICS - 1.0%
Loral Corp.   144,400  4,115,400
Raytheon Co.   179,200  15,232,000
  19,347,400
TOTAL AEROSPACE & DEFENSE   29,912,500
BASIC INDUSTRIES - 2.7%
CHEMICALS & PLASTICS - 0.9%
Betz Laboratories, Inc.   19,300  788,888
Carbide/Graphite Group, Inc. (a)  2,200  31,075
Raychem Corp.   285,400  12,843,000
Union Carbide Corp.   88,900  3,533,775
  17,196,738
IRON & STEEL - 0.1%
Nucor Corp.   45,800  2,049,550
METALS & MINING - 0.9%
Aluminum Co. of America  54,000  2,855,250
Reynolds Metals Co.   268,200  15,488,550
  18,343,800
PACKAGING & CONTAINERS - 0.6%
Corning, Inc.   88,200  2,524,725
Owens-Illinois, Inc. (a)  759,900  9,593,738
  12,118,463
PAPER & FOREST PRODUCTS - 0.2%
Crown Vantage, Inc. (a)  3,060  68,085
James River Corp. of Virginia  129,500  4,144,000
  4,212,085
TOTAL BASIC INDUSTRIES   53,920,636
CONSTRUCTION & REAL ESTATE - 1.2%
BUILDING MATERIALS - 0.5%
Armstrong World Industries, Inc.   70,300  3,901,650
Masco Corp.   104,000  2,860,000
Tecumseh Products Co. Class A  59,200  2,841,600
  9,603,250
CONSTRUCTION - 0.4%
Centex Corp.   36,700  1,064,300
Daito Trust Construction  156,600  1,805,866
Kaufman & Broad Home Corp.   114,500  1,445,563
Ryland Group, Inc.   9,500  147,250
Schuler Homes, Inc. (a)   111,600  1,297,350
Sekisui House Ltd.   177,000  2,183,104
  7,943,433
ENGINEERING - 0.3%
Fluor Corp.   110,700 $ 6,199,200
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Patriot American Hospitality, Inc.  6,700  171,688
TOTAL CONSTRUCTION & REAL ESTATE   23,917,571
DURABLES - 9.3%
AUTOS, TIRES, & ACCESSORIES - 8.2%
Chrysler Corp.   1,060,700  56,217,100
Cummins Engine Co., Inc.   10,300  396,550
Dana Corp.   198,000  5,717,250
Discount Auto Parts, Inc.  (a)  121,200  3,666,300
Eaton Corp.   24,700  1,309,100
Ford Motor Co.   5,200  161,850
General Motors Corp.   1,762,021  82,594,734
Gentex Corp.  (a)  43,300  1,039,200
Magna International, Inc. Class A  308,400  13,965,413
Superior Industries International, Inc.   29,800  800,875
  165,868,372
CONSUMER ELECTRONICS - 0.7%
Black & Decker Corp.   84,700  2,890,388
Matsushita Electric Industrial Co. Ltd.   323,000  4,923,140
Whirlpool Corp.   107,200  6,190,800
  14,004,328
HOME FURNISHINGS - 0.1%
Haverty Furniture Companies, Inc.   93,900  1,279,388
TEXTILES & APPAREL - 0.3%
Burlington Industries, Inc. (a)  370,100  4,672,513
Fruit of the Loom, Inc. Class A (a)  67,700  1,396,313
  6,068,826
TOTAL DURABLES   187,220,914
ENERGY - 5.4%
ENERGY SERVICES - 0.5%
Baker Hughes, Inc.   92,200  1,878,575
Dresser Industries, Inc.   18,500  441,688
Schlumberger Ltd.   124,800  8,143,200
  10,463,463
OIL & GAS - 4.9%
Amerada Hess Corp.   168,500  8,193,313
Amoco Corp.   87,300  5,598,113
Apache Corp.   52,900  1,388,625
Atlantic Richfield Co.   57,600  6,184,800
British Petroleum PLC ADR  260,798  23,439,220
Burlington Resources, Inc.   304,800  11,811,000
Canada Occidental Petroleum Ltd.   101,700  3,231,309
Elf Aquitaine sponsored ADR  53,444  1,797,055
Kerr-McGee Corp.   95,300  5,289,150
Louisiana Land & Exploration Co.   164,900  5,874,563
  VALUE  VALUE
 SHARES (NOTE 1) SHARES (NOTE 1)
COMMON STOCKS - CONTINUED
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Mobil Corp.   18,400 $ 1,833,100
Murphy Oil Corp.   41,600  1,664,000
Noble Affiliates, Inc.   66,300  1,748,663
Santa Fe Energy Resources, Inc. (a)  174,500  1,657,750
Texaco, Inc.   51,200  3,308,800
Tosco Corp.   184,500  6,365,250
Unocal Corp.   312,964  8,919,474
YPF Sociedad Anonima sponsored ADR
representing Class D shares  6,000  108,000
  98,412,185
TOTAL ENERGY   108,875,648
FINANCE - 17.6%
BANKS - 5.7%
AmSouth Bancorporation  30,700  1,166,600
Bank of Boston Corp.   88,462  4,213,003
Bank of New York Co., Inc.   29,200  1,357,800
Barnett Banks, Inc.   131,000  7,417,875
BayBanks, Inc.   13,800  1,047,075
Chemical Banking Corp.   147,000  8,948,625
Comerica, Inc.   72,600  2,640,825
First Interstate Bancorp  37,300  3,757,975
First Union Corp.  213  10,577
Fleet Financial Group, Inc.   891,836  33,666,809
KeyCorp   142,509  4,880,933
NationsBank Corp.   176,085  11,841,716
Shawmut National Corp.   917,822  30,861,765
State Street Boston Corp.   86,200  3,448,000
  115,259,578
FEDERAL SPONSORED CREDIT - 7.0%
Federal Home Loan Mortgage Corporation  335,700  23,205,263
Federal National Mortgage Association  1,143,900  118,393,650
  141,598,913
INSURANCE - 2.3%
Allstate Corp.   546,645  19,337,567
American International Group, Inc.   38,650  3,285,250
CIGNA Corp.   14,200  1,478,575
Chubb Corp. (The)  2,300  220,800
General Re Corp.   87,400  13,197,400
Providian Corp.   101,600  4,216,400
Torchmark Corp.   93,700  3,947,113
  45,683,105
SAVINGS & LOANS - 0.9%
Ahmanson (H.F.) & Co.   290,600 $ 7,373,975
Golden West Financial Corp.   201,300  10,165,650
  17,539,625
SECURITIES INDUSTRY - 1.7%
Lehman Brothers Holdings, Inc.   31,600  730,750
Merrill Lynch & Co., Inc.   149,099  9,318,688
Morgan Stanley Group, Inc.   77,100  7,411,238
Nomura Securities Co. Ltd.   732,000  14,239,962
Salomon, Inc.   6,700  256,275
United Asset Management Corp.   74,900  3,005,363
  34,962,276
TOTAL FINANCE   355,043,497
HEALTH - 2.5%
DRUGS & PHARMACEUTICALS - 0.6%
Allergan, Inc.   46,200  1,541,925
Carter-Wallace, Inc.   105,200  1,315,000
Depotech Corp  1,500  18,000
Elan Corp. PLC ADR  (a)  27,700  1,149,550
Pharmacia AB, Series A:
sponsored ADR  67,000  2,003,719
 Free shares  83,000  2,491,595
Schering-Plough Corp.   70,400  3,625,600
  12,145,389
MEDICAL EQUIPMENT & SUPPLIES - 0.4%
Acuson Corp. (a)  42,300  565,763
Baxter International, Inc.   184,100  7,571,113
  8,136,876
MEDICAL FACILITIES MANAGEMENT - 1.5%
American Medical Response (a)  94,700  2,687,113
Columbia/HCA Healthcare Corp.   557,140  27,090,933
Pediatrix Medical Group  2,000  41,000
  29,819,046
TOTAL HEALTH   50,101,311
HOLDING COMPANIES - 0.2%
U.S. Industries, Inc. (a)  250,800  3,887,400
INDUSTRIAL MACHINERY & EQUIPMENT - 2.9%
ELECTRICAL EQUIPMENT - 1.0%
Emerson Electric Co.   22,400  1,601,600
General Electric Co.   90,700  5,782,125
Mitsubishi Electric Co. Ord.   1,268,000  9,854,097
Omron Corp.   98,000  2,260,215
Westinghouse Electric Corp.   29,700  445,500
  19,943,537
  VALUE  VALUE
 SHARES (NOTE 1) SHARES (NOTE 1)
COMMON STOCKS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 1.9%
Caterpillar, Inc.   261,000 $ 14,844,375
Deere & Co.   262,500  21,360,938
Exide Corp.   42,600  2,130,000
Harnischfeger Industries, Inc.   3  100
  38,335,413
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  58,278,950
MEDIA & LEISURE - 2.0%
BROADCASTING - 0.2%
Liberty Media Group, Series A (a)  43,025  1,150,919
People's Choice TV Corp. (a)  16,700  409,150
TCI Group Class A  166,400  2,912,000
  4,472,069
ENTERTAINMENT - 0.3%
Royal Caribbean Cruises Ltd.   284,700  6,903,975
LEISURE DURABLES & TOYS - 0.6%
Fleetwood Enterprises, Inc.   472,300  9,386,963
Outboard Marine Corp.   128,700  2,767,050
  12,154,013
LODGING & GAMING - 0.2%
Circus Circus Enterprises, Inc. (a)  164,500  4,606,000
PUBLISHING - 0.1%
American Media, Inc. Class A  41,600  239,200
Gannett Co., Inc.   20,200  1,103,425
  1,342,625
RESTAURANTS - 0.6%
Bertucci's, Inc. (a)  67,100  478,088
Brinker International, Inc. (a)  112,300  1,670,463
Cracker Barrel Old Country Store, Inc.   79,100  1,591,888
Darden Restaurants, Inc. (a)  99,700  1,146,550
McDonald's Corp.   198,700  7,600,275
  12,487,264
TOTAL MEDIA & LEISURE   41,965,946
NONDURABLES - 7.0%
BEVERAGES - 0.2%
Kirin Brewery Co. Ltd.   434,000  4,526,047
HOUSEHOLD PRODUCTS - 0.3%
Kao Corp.   251,000  3,095,814
Tambrands, Inc.   51,000  2,237,625
  5,333,439
TOBACCO - 6.5%
Philip Morris Companies, Inc.   1,254,800  104,775,800
RJR Nabisco Holdings Corp.   788,154  25,516,486
  130,292,286
TOTAL NONDURABLES   140,151,772
PRECIOUS METALS - 0.2%
Homestake Mining Co.   56,800 $ 965,600
Santa Fe Pacific Gold Corp.   225,647  2,848,793
    3,814,393
RETAIL & WHOLESALE - 5.4%
APPAREL STORES - 0.0%
TJX Companies, Inc.   81,700  970,188
GENERAL MERCHANDISE STORES - 2.8%
Aoyama Trading Co. Ord.   128,600  3,507,566
Federated Department Stores, Inc. (a)  694,000  19,692,250
Sears, Roebuck & Co.   115,100  4,244,313
Value City Department Stores, Inc. (a)  101,100  745,613
Wal-Mart Stores, Inc.   1,174,800  29,223,150
  57,412,892
GROCERY STORES - 0.1%
Food Lion Inc. Class B  120,000  727,500
Stop & Shop Companies, Inc.  (a)  61,600  1,439,900
  2,167,400
RETAIL & WHOLESALE, MISCELLANEOUS - 2.5%
Best Buy Co., Inc. (a)  163,300  4,286,625
Circuit City Stores, Inc.   509,900  16,125,588
Good Guys, Inc.  (a)  88,900  1,011,238
Home Depot, Inc. (The)  275,300  10,977,588
Lowe's Companies, Inc.   170,000  5,100,000
Officemax, Inc. (a)  199,900  4,847,575
Office Depot, Inc. (a)  119,200  3,590,900
Petsmart, Inc.   26,600  897,750
Rex Stores Corp. (a)   63,500  1,190,625
Staples, Inc. (a)  30,225  853,856
Waban, Inc. (a)  41,100  775,763
  49,657,508
TOTAL RETAIL & WHOLESALE   110,207,988
SERVICES - 0.0%
Supercuts, Inc. (a)  62,000  527,000
TECHNOLOGY - 15.8%
COMMUNICATIONS EQUIPMENT - 0.4%
Cisco Systems, Inc.  (a)  125,400  8,652,600
COMPUTER SERVICES & SOFTWARE - 0.8%
Automatic Data Processing, Inc.   30,600  2,084,625
Checkfree Corp  2,600  52,113
Computer Management Sciences, Inc.  1,000  14,000
General Motors Corp. Class E  14,700  668,850
MicroAge, Inc. (a)  93,600  1,041,300
Microsoft Corp. (a)  143,100  12,950,550
Smith Micro Software, Inc.   1,000  9,875
  16,821,313
  VALUE  VALUE
 SHARES (NOTE 1) SHARES (NOTE 1)
COMMON STOCKS - CONTINUED
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - 9.0%
Bay Networks, Inc. (a)  127,600 $ 6,810,650
Canon, Inc.   410,000  7,277,012
Compaq Computer Corp.  (a)  1,654,400  80,031,600
Digital Equipment Corp.  (a)  164,700  7,514,438
Hewlett-Packard Co.   219,700  18,317,488
International Business Machines Corp.   366,800  34,616,750
SCI Systems, Inc.  (a)  439,900  15,176,550
Silicon Graphics, Inc. (a)  57,100  1,962,813
Sun Microsystems, Inc. (a)  79,900  5,033,700
Tech Data Corp.  (a)  261,300  3,690,863
Xerox Corp.   12,200  1,639,375
  182,071,239
ELECTRONICS - 5.6%
Hitachi Ltd.   1,153,000  12,486,736
Intel Corp.   1,123,400  67,544,425
Kyocera Corp.   20,000  1,632,489
Methode Electronics, Inc. Class A  92,100  2,118,300
Molex, Inc.   43,906  1,470,851
Motorola, Inc.   77,900  5,949,613
Nitto Denko Corp.   276,000  4,179,093
Rohm Co. Ltd.   12,000  753,272
Solectron Corp.  (a)  429,198  16,953,321
Zycon Corp  6,400  76,800
  113,164,900
TOTAL TECHNOLOGY   320,710,052
TRANSPORTATION - 2.2%
AIR TRANSPORTATION - 0.1%
Midwest Express Holdings, Inc.   1,800  40,500
Southwest Airlines Co.   53,600  1,353,400
  1,393,900
RAILROADS - 2.1%
Burlington Northern Sante Fe Corp.   148,900  10,795,250
CSX Corp.   239,700  20,164,763
Canadian Pacific Ltd. Ord.   57,500  921,509
Southern Pacific Rail Corp. (a)  459,287  11,137,710
  43,019,232
TRUCKING & FREIGHT - 0.0%
Roadway Services, Inc.   18,100  900,475
TOTAL TRANSPORTATION   45,313,607
UTILITIES - 6.6%
CELLULAR - 2.8%
AirTouch Communications, Inc. (a)  201,600  6,174,000
Vodafone Group PLC sponsored ADR  1,253,200  51,381,200
  57,555,200
ELECTRIC UTILITY - 0.1%
Southern Co.   65,500 $ 1,547,438
GAS - 0.0%
Seagull Energy Corp. (a)  20,600  417,150
TELEPHONE SERVICES - 3.7%
Ameritech Corp.,  290,000  15,116,250
Bell Atlantic Corp.   142,200  8,727,525
BellSouth Corp.   148,900  10,888,313
NYNEX Corp.   216,500  10,337,875
SBC Communications, Inc.   356,600  19,613,000
Tel-Save Holdings, Inc.   1,900  29,213
Telebras PN (Pfd. Reg.)  33,831,300  1,613,415
Telecom Argentina Class B sponsored ADR  3,500  146,563
Telefonica de Argentina SA sponsored ADR  21,500  513,313
Telefonos de Mexico SA sponsored ADR
representing shares Ord., Class L  227,100  7,210,425
  74,195,892
TOTAL UTILITIES   133,715,680
TOTAL COMMON STOCKS
(Cost $1,252,027,904)   1,667,564,865
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
U.S. TREASURY OBLIGATIONS - 10.2%
8 1/8%, 8/15/19
(Cost $183,638,281)  Aaa  $175,000,000  205,296,000
  MATURITY
  AMOUNT
REPURCHASE AGREEMENTS - 7.3%
Investments in repurchase agreements
(U.S. Treasury obligations) in a
joint trading account at 6.46%,
dated 9/29/95 due 10/2/95    146,878,027  146,799,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,582,465,185)  $ 2,019,659,865
LEGEND:
1. Non-income producing
OTHER INFORMATION:
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S S&P
 RATINGS RATINGS
Aaa, Aa, A 10.2% AAA, AA, A 10.2%
Baa  0.0% BBB 0.0%
Ba  0.0% BB  0.0%
B  0.0% B  0.0%
Caa  0.0% CCC 0.0%
Ca, C  0.0% CC, C 0.0%
   D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%. INCOME TAX INFORMATION:
At September 30, 1995, the aggregate cost of investment securities for income tax purposes was $1,583,603,535. Net unrealized appreciation aggregated $436,056,330, of which $453,778,442 related to appreciated investment securities and $17,722,112 related to depreciated investment securities.
The fund hereby designates $1,369,000 as a capital gain dividend for the purpose of the dividend paid deduction.



Statement of Assets and Liabilities



September 30, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $146,799,000) (cost                    $     2,019,659,865
$1,582,465,185) - See accompanying schedule

Cash                                                                                                        124,498

Receivable for investments sold                                                                            23,619,206

Receivable for fund shares sold                                                                            298,699

Dividends receivable                                                                                       4,202,841

Interest receivable                                                                                         1,739,311

Other receivables                                                                                           102,110

 Total assets                                                                                               2,049,746,530

LIABILITIES

Payable for investments purchased                                                      $     16,093,112

Payable for fund shares redeemed                                                     453,338

Accrued management fee                                                               1,248,950

Other payables and accrued expenses                                                   188,985

 Total liabilities                                                                                          17,984,385

NET ASSETS                                                                                                 $        2,031,762,145

Net Assets consist of:

Paid in capital                                                                                               $     1,515,175,822

Undistributed net investment income                                                                         32,076,535

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions         47,316,431

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies  437,193,357

NET ASSETS, for 64,051,111 shares outstanding                                                              $        2,031,762,145

NET ASSET VALUE, offering price and redemption price per share ($2,031,762,145 (divided by) 64,051,111
shares)                                                                                                    $31.72


Statement of Operations

Year Ended September 30, 1995

INVESTMENT INCOME                                                                   $     31,541,504
Dividends

Interest                                                                          21,093,340

 Total income                                                                     52,634,844

EXPENSES

Management fee                                                $     10,351,262
Basic fee

 Performance adjustment                                     2,182,118

Transfer agent fees                                         95,243

Accounting fees and expenses                                657,465

Non-interested trustees' compensation                       20,225

Custodian fees and expenses                                 25,534

Registration fees                                           70,787

Audit                                                       41,026

Legal                                                       6,509

 Total expenses                                                                   13,450,169

Net investment income                                                             39,184,675

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      57,436,919

 Foreign currency transactions                              2,185,594             59,622,513

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      320,530,330

 Assets and liabilities in foreign currencies               (2,758)               320,527,572

Net gain (loss)                                                                   380,150,085

Net increase (decrease) in                                                       $        419,334,760
net assets resulting from operations


Statement of Changes in Net Assets



                                                                                  YEAR ENDED               YEAR ENDED
                                                                                 SEPTEMBER 30,            SEPTEMBER 30,
                                                                                 1995                     1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                                                          $     39,184,675         $     20,640,012
Net investment income

 Net realized gain (loss)                                                       59,622,513               172,578,769

 Change in net unrealized appreciation (depreciation)                           320,527,572              (43,203,503)

 Net increase (decrease) in net assets resulting from operations                419,334,760              150,015,278

Distributions to shareholders                                                   (25,869,943)             (5,278,879)
From net investment income

 From net realized gain                                                         (153,114,736)            (56,743,144)

 Total distributions                                                            (178,984,679)            (62,022,023)

Share transactions                                                                261,682,843              246,738,564
Net proceeds from sales of shares

 Reinvestment of distributions                                                   177,278,996              61,856,536

 Cost of shares redeemed                                                        (84,723,915)             (102,420,292)

 Net increase (decrease) in net assets resulting from share transactions        354,237,924              206,174,808

  Total increase (decrease) in net assets                                       594,588,005              294,168,063

NET ASSETS

 Beginning of period                                                            1,437,174,140            1,143,006,077

 End of period (including undistributed net investment income of $32,076,535
and $17,189,720,                                                                $        2,031,762,145   $        1,437,174,140
respectively)

OTHER INFORMATION
Shares

 Sold                                                                            9,406,008                8,844,551


 Issued in reinvestment of distributions                                         7,319,526                2,322,816

 Redeemed                                                                        (3,015,787)              (3,672,057)

 Net increase (decrease)                                                         13,709,747               7,495,310


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Destiny Portfolios: Destiny I and Destiny II (the funds) are authorized to issue an unlimited number of shares. Each fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of each fund are offered publicly through Fidelity Systematic Investment Plans: Destiny I and Destiny II (the Plans), a unit investment trust with two series. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter
M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, partnerships, non-taxable dividends and losses deferred due to wash sales. The funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. The funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The funds may use foreign currency contracts to facilitate transactions in foreign securities and to manage the funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the funds' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The funds, through their custodian, receive delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price.
For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Destiny I: Purchases and sales of securities, other than short-term securities, aggregated $1,840,629,485 and $1,872,464,992, respectively, of which U.S. government and government agency obligations aggregated $257,143,401 and $150,665,923, respectively.
Destiny II: Purchases and sales of securities, other than short-term securities, aggregated $983,621,991 and $814,329,567, respectively, of which U.S. government and government agency obligations aggregated $152,854,844 and $85,725,918, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund.
The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period for the funds.
In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rates for Destiny I and Destiny II are .17% and .30%, respectively. The basic fees are subject to a performance adjustment (up to a maximum of (plus/minus) .24%) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fees were equivalent to annual rates of .65% and
 .75% of average net assets after the performance adjustment for the Destiny I and Destiny II funds, respectively.
Fidelity Distributors Corporation (FDC), an affiliate of FMR and sponsor of the Plans, received $907,276 and $2,926,991 as its portion of the Creation and Sales Charges of Destiny I and Destiny II funds, respectively, for the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. During the period October 1, 1994 to December 31, 1994, FSC received fees based on the type, size, number of accounts and the number of transactions made by shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. FSC maintains the funds' accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Each fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms for Destiny I and Destiny II were $927,267 and $439,193, respectively.
5. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows for Destiny I:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 Purchase Sales Dividend Market
Affiliate Cost Cost Income Value
Methode Electronics, Inc. Class A  $ -- $ 1,162,388 $ 222,288 $ 28,842,000

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK AND FUND SHARES ARE NOT BACKED OR GUARANTEED
BY ANY BANK OR INSURED BY THE FDIC.
REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders of Fidelity Destiny Portfolios: Destiny I and Destiny II:
We have audited the accompanying statements of assets and liabilities of Fidelity Destiny Portfolios: Destiny I and Destiny II, including the schedules of portfolio investments, as of September 30, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, for the three month period ended September 30, 1993, and for each of the three years in the period ended June 30, 1993. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Destiny Portfolios: Destiny I and Destiny II as of September 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the three month period ended September 30, 1993, and for each of the three years in the period ended June 30, 1993, in conformity with generally accepted accounting principles.
 COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
November 14, 1995



FIDELITY
DESTINY
PORTFOLIOS:
DESTINY I
DESTINY II
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
George A. Vanderheiden, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
Kenneth A. Rathgeber, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
   Ralph F. Cox
   Phyllis Burke Davis
Richard J. Flynn
Edward C. Johnson 3d
E. Bradley Jones
Donald J. Kirk
Edward H. Malone
   Marvin L. Mann
Gerald C. McDonough
Thomas R. Williams

FIDELITY DESTINY PORTFOLIOS
CROSS REFERENCE SHEET
Form N-1A Item Number





Part B                  Statement of Additional Information



10,11                   Cover Page

12                      Description of the Trust

13a,b,c                 Investment Policies and Limitations

    d                   *

14a, b, c               Trustees and Officers

15a,b                   *

    c                   Trustees and Officers

16a(i)                  FMR

    a(ii)               Trustees and Officers

    a(iii),b            Management Contracts

    c                   *

    d                   Contracts with FMR Affiliates

    e,f,g               *

    h                   Description of the Trust

    i                   Contracts with FMR Affiliates

17a,b,c,d               Portfolio Transactions

    e                   *

18a                     Description of the Trust

    b                   *

19a                     Additional Purchase and Redemption
                        Information

    b                   Valuation; Additional Purchase and
                        Redemption Information

    c                   *

20                      Distributions and Taxes

21a                     Contracts with FMR Affiliates

    b,c                 *

22                      Performance

23                      **



 *Not Applicable

**To be filed by subsequent amendment

FIDELITY DESTINY PORTFOLIOS: DESTINY I AND DESTINY II
STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 29, 1995
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated November 29, 1995). Please retain this document for future reference. The funds' financial statements and financial highlights, included in the Annual Report, for the fiscal year ended September 30, 1995, are incorporated herein by reference. To obtain an additional copy of the Prospectus or the Annual Report, please call your investment professional or Fidelity Distributors Corporation:
NATIONWIDE (TOLL FREE)              1-800-433-0734

ALASKA OR OVERSEAS (CALL COLLECT)   1-617-   328-5000

TABLE OF CONTENTS   PAGE

Investment Policies and Limitations


Portfolio Transactions

Valuation                                                        12

Performance

Additional Purchase, Exchange and Redemption Information

Distributions and Taxes

FMR                                                              17

Trustees and Officers

Management Contracts

Contracts with FMR Affiliates                                    23

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Co. (FSC)
CUSTODIAN
The Chase Manhattan Bank, N.A. (Custodian)
I.BD-DESSAI-1195
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or
limitation states a maximum percentage of a fund's assets    that     may
be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.
The funds' fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940
Act)) of the funds. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain such securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Each fund does not currently intend to purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). Neither fund will purchase any security while borrowings representing more than 5% of its total assets are outstanding. Neither fund will borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) Each fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(iv) would exceed 10% of the fund's net assets.
(vi) Each fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) Each fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) Each fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) Each fund does not currently intend to purchase warrants, valued at
the lower of cost or market, in excess of 5% of    the     fund's net
assets. Included in that amount, but not to exceed 2% of    the     fund's
net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the funds in units or attached to securities are not subject to these restrictions.
(x) Each fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) Each fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 6.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies
and    of     dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADR's) as well as other "hybrid" forms of ADRs including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. The funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
Each fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each fund. The funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When a fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
The funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Each fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the funds or that it will hedge at an appropriate time. FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    paragraphs pertain to futures and
options:     Asset Coverage for Futures and Options Positions, Combined
Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, each fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES   .     Each fund may purchase securities whose prices
are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by a fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations 1 and 5 ). For purposes of these limitations, each fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as
financial intermediary between    a     fund and the borrower, if the
participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992 and 1993.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the funds, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a fund's shareholders.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such
as    changes in     real estate values and property taxes, interest rates,
cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. Each fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of
investing in, purchasing, or selling securities;    and     the
availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services
provided by and place agency transactions with        FBSI and Fidelity
Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for
accounts    which     they or their affiliates manage, unless certain
requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
Each fund's turnover rates for the fiscal years ended September 30, 1995 and 1994 are presented in the table below.
TURNOVER RATES
              1995          1994

DESTINY I        55    %     77%

DESTINY II       52    %     72%

   For the fiscal years ended September 30, 1995 and 1994, the period July 1, 1993 through September 30, 1993, and the fiscal year ended June 30, 1993, Destiny I paid brokerage commissions of $3,136,608, $3,962,343, $1,596,724, and $3,827,788, respectively; and Destiny II paid brokerage commissions of $1,501,135, $1,688,528, $525,505, and $1,507,367,
respectively. Each fund pays both commissions and spreads in connection with the placement of portfolio transactions. FBSI is paid on a commission basis. During the fiscal years ended September 30, 1995 and 1994, the period July 1, 1993 through September 30, 1993, and the fiscal year ended June 30, 1993, Destiny I paid brokerage commissions of $922,459, $1,385,392, $423,987, and $1,097,933, respectively; and Destiny II paid brokerage commissions of $436,918, $617,397, $159,489, and $439,041, respectively, to FBSI. During the fiscal year ended September 30, 1995, this amounted to approximately 29.4% and 29.1%, respectively, of the aggregate brokerage commissions paid by each fund involving approximately 42.5% and 42.8%, respectively, of the aggregate dollar amount of transactions for which the funds paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSI is a result of the low commission rates charged by FBSI.
During the fiscal year ended 1995, Destiny I paid brokerage commissions of $4,551 and Destiny II paid brokerage commissions of $2,275 to FBS. FBS is paid on a commission basis. During the fiscal year ended 1994, the period July 1, 1993 through September 30, 1993 and the fiscal year ended June 30, 1993, Destiny I and Destiny II paid no brokerage commissions to FBSL. During fiscal 1995, this amounted to approximately .2% and .2%, respectively, of the aggregate brokerage commissions paid by each fund involving approximately .1% and .1%, respectively, of the aggregate dollar amount of transactions for which the funds paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBS is a result of the low commission rates charged by FBS.
During the fiscal year ended 1995, Destiny I paid $2,959,209 in commissions to brokerage firms that provided research services involving approximately $2,442,554,880 of transactions; during the fiscal year ended 1995, Destiny II paid $1,417,775 in commissions to brokerage firms that provided research services involving approximately $1,162,850,964 of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines each fund's net asset value    per share     (NAV)
as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not
intended to indicate future returns. Each fund's share price, yield   ,
and total return fluctuate in response to market conditions and other
factors, and the value of fund shares when redeemed may be        more or
less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a
stated period   ; however,     returns quoted by each fund do not include
the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of shares of the funds through Fidelity
Destiny Systematic Investment Plans   . T    otal returns would be lower if
Creation and Sales Charges and Custodian Fees were taken into account. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving
average. On September    29    , 1995, the 13-week and 39-week long-term
moving averages were $   18.43     and $   16.77, respectively,     for
Destiny I and $   31.13     and $   28.39, respectively,     for Destiny
II.
HISTORICAL PLAN RESULTS.    The following tables show the funds' total
returns for the periods ended September 30, 1995 for a $50/month, 15 year Plan. The following Plan-related average annual total returns include change in share price, reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales Charges and Custodian Fees assessed through the Plans. Consult the Plans' Prospectus for more complete information on applicable charges and fees.
DESTINY PLANS I
AVERAGE ANNUAL TOTAL RETURNS

   $50/MONTH,            ONE YEAR          FIVE YEARS          TEN YEARS          LIFE OF PLAN*
   15 YEAR PLAN:

                          -39.06%           20.66%              17.91%             18.33%



DESTINY PLANS II
AVERAGE ANNUAL TOTAL RETURNS

   $50/MONTH,            ONE YEAR          FIVE YEARS          TEN YEARS          LIFE OF PLAN**
   15 YEAR PLAN:

                          -39.31%           21.69%              N/A                20.90%


   * From October 1, 1980.
** From December 30, 1985 (commencement of operations).
The following table shows the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and the DJIA comparisons are provided to show how each fund's total return compared to the record of a broad average of common stock prices and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the funds' returns, do not include the effect of paying brokerage commissions and other costs of investing. During the period from September 30, 1980 to September 30, 1995, a hypothetical $10,000 investment in Destiny I would have grown to
$   140,134    , assuming all distributions were reinvested, and during the period from December 30, 1985 (commencement of operations) to September 30, 1995, a hypothetical $10,000 investment in Destiny II would have grown to
$   72,753    , assuming all distributions were reinvested. These were
periods of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in Destiny I or Destiny II today.
DESTINY I   INDICES


               VALUE OF     VALUE OF        VALUE OF

YEAR           INITIAL      REINVESTED      REINVESTED

ENDED          $10,000      DIVIDEND        CAPITAL GAIN    TOTAL

SEPTEMBER 30   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE         S&P   DJIA   CPI



1981   $ 8,525          $ 399            $ 1,289           $ 10,213                $ 9,736          $ 9,664          $ 11,095

1982    9,139            911              1,811             11,861                  10,702           10,880           11,655

1983    13,330           1,779            5,540             20,649                  15,449           15,690           11,988

1984    11,291           2,109            7,719             21,119                  16,179           16,113           12,500

1985    11,066           2,916            9,670             23,652                  18,529           18,607           12,893

1986    12,182           3,889            16,028            32,099                  24,413           25,681           13,119

1987    15,215           5,568            26,098            46,881                  35,020           38,876           13,690

1988    12,213           5,344            24,196            41,753                  30,691           32,796           14,262

1989    15,215           7,814            32,180            55,209                  40,819           43,370           14,881

1990    11,342           6,874            27,390            45,606                  37,044           41,047           15,798

1991    16,127           11,146           40,735            68,008                  48,594           52,304           16,333

1992    15,410           12,106           49,632            77,148                  53,969           58,414           16,821

1993    17,275           15,163           65,444            97,882                  60,990           65,364           17,274

1994    18,135           16,605           75,181            109,921                 63,237           72,604           17,786

1995    19,242           20,402           100,490           140,134                 82,050           92,798           18,238


EXPLANATORY NOTES: With an initial investment of $10,000 made on September 30, 1980, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   47,867    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   4,898     for
dividends and $   22,797     for capital gain distributions. Tax
consequences of different investments have not been factored into the above figures.
DESTINY II   INDICES


               VALUE OF     VALUE OF        VALUE OF

YEAR           INITIAL      REINVESTED      REINVESTED

ENDED          $10,000      DIVIDEND        CAPITAL GAIN    TOTAL

SEPTEMBER 30   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE         S&P   DJIA   CPI



1986*  $ 14,780   $ 0             $ 285            $ 15,065                   $ 11,333         $ 11,769         $ 10,082   **

1987    20,860     0               2,267            23,127                     16,257           17,816           10,522

1988    18,220     127             2,953            21,300                     14,247           15,029           10,961

1989    21,480     517             5,408            27,405                     18,949           19,875           11,436

1990    16,490     919             5,277            22,686                     17,196           18,811           12,141

1991    23,600     1,818           10,214           35,632                     22,558           23,970           12,553

1992    22,750     2,32   6        14,747           39,823                     25,053           26,769           12,928

1993    26,680     3,340           20,831           50,851                     28,312           29,955           13,275

1994    28,550     3,820           24,927           57,297                     29,356           33,272           13,669

1995    31,720        5,558           35,475           72,753                     38,088           42,527          14,016


   * From December 30, 1985 (commencement of operations).
** From month-end closest to initial investment date.
EXPLANATORY NOTES: With an initial investment of $10,000 made on December 30, 1985, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   39,022    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   16,445     for
dividends and $   2,440     for capital gain distributions. Tax
consequences of different investments have not been factored into the above figures.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may    also     be compared to
other mutual funds tracked by financial or business publications and periodicals. For example, the funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment
philosophy, investment techniques,        the desirability of owning a
particular mutual fund, and Fidelity    services and     product   s    .
Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number,    and
    CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar-cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their willingness to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $1,949 after 10 years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of September 30, 1995, FMR advised over $   26.5     billion in tax-free
fund assets, $   77     billion in money market fund assets, $   226
billion in equity fund assets, $   55     billion in international fund
assets, and $   22     billion in Spartan fund assets. The funds may
reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Each fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings
for 1996: New Year's Day,    Washington's Birthday    , Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas
Day.    Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that each fund's income is derived from qualifying dividends.
Because each fund may        earn other types of income, such as interest,
income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's
dividends derived from certain U.S.    G    overnment obligations may be
exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
As of    September 30,     1995, Destiny I and Destiny II hereby designate
approximately $   4,198,000     and $   1,369,000    , respectively, as a
capital gain dividend for the purpose of the dividend-paid deduction. FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, each fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds of Fidelity Destiny Portfolios for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (63), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc, and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (67), Trustee (1990). Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc.(1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (62), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Vice Chairman of the Board of Directors of the National Arts Stabilization fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
GERALD C. McDONOUGH (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE (70), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of Corporate Property Investors, the EPS Foundation at Trinity College, the Naples Philharmonic Center for the Arts, and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (62), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYES (61), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
GEORGE A. VANDERHEIDEN (49), Vice President, is Managing Director of FMR Co. and Leader of the Growth Group of mutual funds managed by Fidelity. ARTHUR S. LORING (47), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
ROBERT H. MORRISON (55), Manager of Security Transactions of Fidelity's equity funds, is Vice President of FMR.
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department
- First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for the fiscal year ended September 30, 1995.
COMPENSATION TABLE
      Aggregate Compensation




              J. Gary    Ralph F. Phyllis Richard  Edward C.    E.      Donald  Gerald C. Edward H. Marvin L. Thomas
              Burkhead** Cox      Burke   J. Flynn Johnson 3d** Bradley J. Kirk McDonough Malone    Mann      R.
                                  Davis                                            Jones                      Williams

   Destiny I  $ 0        $ 1,521  $ 1,468 $ 1,872  $ 0          $ 1,521 $ 1,540 $ 1,521   $ 1,521   $ 1,521   $ 1,503

   Destiny II   0          702      678     864      0            702     710     702       702       702       693

Trustees                 Pension or           Estimated Annual    Total
                         Retirement           Benefits Upon       Compensation
                         Benefits Accrued     Retirement from     from the Fund
                         as Part of Fund      the Fund            Complex*
                         Expenses from the    Complex*
                         Fund Complex*

J. Gary Burkhead**       $ 0                  $ 0                 $ 0

Ralph F. Cox              5,200                52,000              125,000

Phyllis Burke Davis       5,200                52,000              122,000

Richard J. Flynn          0                    52,000              154,500

Edward C. Johnson 3d**    0                    0                   0

E. Bradley Jones          5,200                49,400              123,500

Donald J. Kirk            5,200                52,000              125,000

Gerald C. McDonough       5,200                52,000              125,000

Edward H. Malone          5,200                44,200              128,000

Marvin L. Mann            5,200                52,000              125,000

Thomas R. Williams        5,200                52,000              126,500

* Information is as of December 31, 1994 for 206 funds in the complex.
** Interested trustees of the funds are compensated by FMR.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On September    15    , 1995, the Trustees and officers of each fund owned,
in the aggregate, less tha   n 1%     of each fund's total outstanding
shares.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective,
policies   ,     and limitations. FMR also provides each fund with all
necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are
"interested persons" of the    t    rust or of FMR, and all personnel of
each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting,
printing   ,     and mailing of its proxy materials to shareholders, legal
expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and
reports to shareholders, the trust, on behalf of each fund        has
entered into a revised transfer agent agreement with FSC, with respect only to those accounts not associated with the Plans, pursuant to which FSC
bears the cost   s     of providing these services to existing
shareholders. Other expenses paid by each fund include interest, taxes,
brokerage commissions,    and     each fund's proportionate share of
insurance premiums and Investment Company Institute dues. Each fund is also
liable for such non   -    recurring expenses as may arise, including costs
of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. FMR is each fund's manager pursuant to management contracts dated November 1, 1993, which were approved by shareholders on October 20, 1993.
For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a basic fee and a
performance adjustment based on    a     comparison of each fund's
performance to that of the S&P 500.
COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the
effective annual group fee rate at various asset levels, which    is
the result of cumulatively applying the annualized rates on the left. For
example, the effective annual fee rate at $   351     billion of group net
assets -    the     approximate level for September 1995 - was
 .   3112    %, which is the weighted average of the respective fee rates
for each level of group net assets up to $   351     billion.
GROUP FEE                   EFFECTIVE ANNUAL
RATE SCHEDULE               FEE RATES

Average            Annualized         Group             Effective Annual
Group Assets       Rate               Net Assets       Fee Rates

 $ 0 - 3 billion     .5200%            $ 0.5 billion     .5200%

 3 - 6               .4900              25               .4238

 6 - 9               .4600              50               .3823

 9 - 12              .4300              75               .3626

 12 - 15             .4000             100               .3512

 15 - 18             .3850             125               .3430

 18 - 21             .3700             150               .3371

 21 - 24             .3600             175               .3325

 24 - 30             .3500             200               .3284

 30 - 36             .3450             225               .3253

 36 - 42             .3400              250              .3223

 42 - 48             .3350              275              .3198

 48 - 66             .3250              300              .3175

 66 - 84             .3200              325              .3153

 84 - 102            .3150              350              .3133

 102 - 138           .3100

 138 - 174           .3050

 174 - 228     .3000

  228 - 282     .2950

 282 - 336      .2900

 Over 336     .2850

   P    rior to November 1, 1993, the group fee rate was based on a schedule with breakpoints ending at .3100% for average group assets in excess of $102 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were
voluntarily adopted by FMR on November 1, 1993.    Each fund's current
management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule is identical to the above schedule for average group assets under management under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE       EFFECTIVE ANNUAL
RATE SCHEDULE   FEE RATES

Average        Annualized   Group        Effective Annual
Group Assets   Rate         Net Assets   Fee Rate





$ 138      -     174 billion   .3050%    $150 billion   .3371%

174        -     210           .3000     175            .3325

210        -     246           .2950     200            .3284

246        -     282           .2900     225            .3249

282        -     318           .2850     250            .3219

318        -     354           .2800     275            .3190

354        -     390           .2750     300            .3163

Over 390                       .2700     325            .3137

                                         350            .3113

                                         375            .3090

                                         400            .3067

The individual fund fee rates for Destiny I and Destiny II are .17% and
 .30%, respectively. Based on the average group net assets of the funds advised by FMR for September 1995, the annual basic fee rates would be calculated as follows:

             GROUP FEE RATE         INDIVIDUAL FUND FEE RATE         BASIC FEE RATE

Destiny I    .   3112    %    +     .17%                       =     .   4812    %

Destiny II   .   3112    %    +     .30%                       =     .   6112    %


* On October 20, 1993, shareholders of Destiny I approved an increase for the individual fund fee rate from 0.12% to 0.17% effective November 1, 1993.
One-twelfth (1/12) of this annual basic fee rate is        applied to each
fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, each fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of +10.00) is multiplied by a performance adjustment rate of .02%. The maximum adjustment rate is limited to +.24% of the average net assets up to and including $100,000,000 and +.20% of the average net assets in excess of $100,000,000. This performance comparison is made at the end of each month. One-twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance
period, giving a dollar amount    which     will be added to (or subtracted
from) the basic fee.
Each fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on each fund's performance compared to the investment record of the Index, the controlling factor is not whether each fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
The table below shows the management fees paid to FMR (including the amount of the performance adjustment); the dollar amount of negative or positive performance adjustments; and the net management fee as a percentage of each fund's average net assets for the last three fiscal periods.

                             MANAGEMENT FEE                         MANAGEMENT FEE

            FISCAL PERIODS   INCLUDING                PERFORMANCE   AS A % OF

FUND NAME   ENDED            PERFORMANCE ADJUSTMENT   ADJUSTMENT    AVERAGE NET ASSETS



Destiny I   9/30/95                $ 23,124,169           $ 5,930,876           .65    %

            9/30/94              20,816,212             5,165,391                   .65%

            7/1/93 - 9/30/93     4,412,827              1,149,524                   .60%*

            6/30/93              15,770,970             4,110,266                   .61%



Destiny II   9/30/95                $ 12,533,380           $ 2,182,118        .   75    %

             9/30/94              9,701,148              1,447,673                   .73%

             7/1/93 - 9/30/93     1,982,470              257,067                     .71%*

             6/30/93              4,984,918              779,084                     .75%


* Annualized
FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and repayment of the reimbursement by each fund will lower its total returns.
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
SUB-ADVISERS. On behalf of Destiny I and Destiny II, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
For providing investment advice and research services on behalf of Destiny
I and Destiny II, the fees paid to the sub-advisers    for     each fund's
last three fiscal periods were as follows:
      FMR U.K.   FMR FAR EAST

   DESTINY I

   September 30,     1995      $    106,534        $    104,413

September 30, 1994                     80,505              107,706

July 1 - September 30, 1993   NA                  NA

Period Ended June 30, 1993    NA                  NA

   DESTINY II

   September 30,     1995      $    49,145        $    48,587

   September 30,     1994          31,206             41,006

July 1 - September 30, 1993   NA                 NA

Period Ended June 30, 1993    NA                 NA

CONTRACTS WITH FMR AFFILIATES
FSC is transfer, dividend disbursing, and shareholder servicing agent for each fund. FSC receives annual account fees and asset-based fees for each retail account and certain institutional accounts based on account size. In addition, the fees for retail accounts are subject to increase based on postal rate changes. With respect to certain institutional retirement accounts, FSC receives asset-based fees only. With respect to certain other institutional retirement accounts, FSC receives annual account fees and asset-based fees based on fund type. The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 is greater than positive or negative 15%. FSC also collects small account fees from certain accounts with balances of less than $2,500.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC also performs the calculations necessary to determine each fund's NAV and dividends and maintains each fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on each fund's average net assets, specifically 0.06% for the first $500 million of average net assets and 0.03% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year.
The table below shows the fees paid to FSC for pricing and bookkeeping services, including related out-of-pocket expenses during each fund's last three fiscal periods.
PRICING AND BOOKKEEPING FEES

      FISCAL YEAR ENDED    FISCAL YEAR ENDED    PERIOD JULY 1           FISCAL YEAR ENDED
                                                THROUGH

      SEPTEMBER 30, 1995   SEPTEMBER 30, 1994   SEPTEMBER 30, 1993      JUNE 30, 1993


Destiny I     $    761,640        $ 761,590    $ 191,621       $ 761,960

Destiny II    $    657,465        $ 551,751    $ 120,980       $ 352,799

   For the fiscal years ended September 30, 1995 and 1994, the period July 1, 1993 through September 30, 1993, and the fiscal year ended June 30, 1993, the funds did not incur any securities lending fees.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting,
selling   ,     or distributing securities. Although the scope of this
prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the
Glass-Steagall Act        should not preclude a bank from performing
shareholder support services or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the
operation of the fund   s     might occur, including possible termination
of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law. DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Destiny I and Destiny II are funds of Fidelity Destiny Portfolios, an open-end management investment company originally organized as a Massachusetts corporation on January 7, 1969. On June 20, 1984, the trust was reorganized as a Massachusetts business trust, at which time its name was changed to Fidelity Destiny Fund. On December 20, 1985, the trust's name was changed to Fidelity Destiny Portfolios to reflect the creation of a second series - the original series was named Destiny I and
the second series was named Destiny II. Currently   ,     Destiny I and
Destiny II are the only funds of the trust. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value per share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or a fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely.
CUSTODIAN. The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10081, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell
securities to the custodian   . The Bank of New York and Chemical Bank,
each headquartered     in New York, also may serve as a special purpose
custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts,     serves as the trust's independent accountant. The
auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal
year ended September 30, 1995 are included in the fund   s    ' Annual
Report, which is a separate report supplied with this SAI. Each fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate   d     BB has less near-term vulnerability to default than
other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or
minus    sign     to show relative standing within the major rating
categories.
PART C - OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
  (a) Financial Statements and Financial Highlights, included in the Annual Report for Destiny I and Destiny II for the fiscal year ended September 30, 1995 are attached to the portfolio's prospectus, are incorporated by reference into the funds' Statement of Additional Information, and were filed on November 17, 1995 for the Fidelity Destiny Portfolios (No. 811-1796) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
  (b) Exhibits:
1.(a) Declaration of Trust of Registrant, dated June 20, 1984, was electronically filed and is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 59.
   (b) Supplement to Declaration of Trust, dated January 14, 1985, was electronically filed and is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 59.
   (c) Supplement to Declaration of Trust, dated January 8, 1986, was electronically filed and is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 59.
   (d) Supplement to Declaration of Trust, dated January 9, 1987, was electronically filed and is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 59.
   (e) Supplement to Declaration of Trust, dated December 30, 1988, was electronically filed and is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 59.
   (f) Supplement to Declaration of Trust, dated January 31, 1994, was electronically filed and is incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 59.
2. Bylaws of Registrant were electronically filed and are incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 59.
3. Not applicable.
4. Not applicable.
5. (a) Management Contract between Registrant, on behalf of Destiny I and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(a) to Post-Effective No. 57.
(b) Management Contract between Registrant, on behalf of Destiny II and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(b) to Post-Effective No. 57.
(c) Sub-Advisory Agreement between Destiny I and FMR U.K. and Fidelity Management & Research Company dated November 1, 1993 is electronically filed herein as Exhibit 5(c).
(d) Sub-Advisory Agreement between Destiny I and FMR Far East and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 57.
(e) Sub-Advisory Agreement between Destiny II and FMR U.K. and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 57.
(f) Sub-Advisory Agreement between Destiny II and FMR Far East and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 57.
6. (a) Franchise Agreement dated August 2, 1984, between Registrant, on behalf of Destiny I, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 59.
 (b) Franchise Agreement dated December 30, 1985, between Registrant, on behalf of Destiny II, and Fidelity Distributors Corporation, was electronically filed and is incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 59.
7. Retirement Plan for Non- Interested Person Trustees, Directors or General Partners, effective November 1, 1989, was electronically filed and is incorporated herein by reference to Exhibit 7 to Union Street Trust's Post-Effective Amendment No. 87.
8. (a) Custodian Agreement, Appendix A, and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and the Registrant, is incorporated herein by reference to Exhibit 8(a) to Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
    (b) Appendix B, dated April 20, 1995, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhatten Bank, N.A. and the Registrant is incorporated herein by reference to Exhibit 8(b) to Fidelity Hereford Street Trust's Post-Effective Amendment No. 5 (file No. 2-90649).
 9.  Not applicable.
10. Not applicable.
11. Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit 11.
12. Not applicable.
13. Not applicable.
14.(a) Fidelity Individual Retirement Account, as currently in effect, was electronically filed and is incorporated herein by reference as Exhibit 14(a) to Union Street Trust's Post-Effective Amendment No. 87.
(b) Forms of Pension Plan and Trust Agreement and Profit-Sharing Plan and Trust Agreement, as amended and as currently in effect, was electronically filed and is incorporated herein by reference as Exhibit 14(b) to Union Street Trust's Post-Effective Amendment No. 87.
(c) Form of Destiny Individual Retirement Account Plan was electronically filed and is incorporated herein by reference as Exhibit 14(c) to Post-Effective Amendment No. 58.
(d) Portfolio Advisory Services Individual Retirement Account, as currently in effect, was electronically filed and is incorporated herein by reference as Exhibit 14(i) to Union Street Trust's Post-Effective Amendment No. 87.
(e) National Financial Services Corporation Individual Retirement Account, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(h) to Union Street Trust's Post-Effective Amendment No. 87.
(f) National Financial Services Defined Contribution Plan, as currently in effect, was electronically filed and is incorporated herein by reference to
Exhibit 14(k) to Union Street's Trust Post-Effective Amendment No. 87.
(g) Fidelity Institutional Individual Retirement Account Custodian Agreement and Disclosure Statement, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(d) to Union Street Trust's Post-Effective Amendment No. 87.
(h) Plymouth Defined Contribution Plan, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(o) to Commonwealth Trust's Post-Effective Amendment No. 57.
15. Not applicable.
16(a) Schedules and data points for total return for Destiny I and Destiny II are filed herein as Exhibit 16(a).
16(b) Schedules and data points for moving averages for Destiny I and Destiny II are filed herein as Exhibit 16(b).
17. Financial Data Schedules for Destiny I and Destiny II are filed herein as Exhibit 17.
Item 25. Persons Controlled by or under Common Control with Registrant

 The Board of Trustees of Registrant is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

Item 26.  Number of Holders of Securities
      August 31, 1995

Title of Class   Number of Record Holders

Shares of Beneficial Interest
Destiny I          177,049

Destiny II         104,194

Item 27.  Indemnification
Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he is involved by virtue of his service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard Haberman       Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; Director of Technical Research.



Stephen P. Jonas            Treasurer and Vice President of FMR (1993)); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught III    Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR;
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Donald Taylor               Vice President of FMR (1993) and of funds advised by
                            FMR.



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Guy E. Wickwire             Vice President of FMR and of a fund advised by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk, and General Counsel
                            of FMR; Vice President, Legal of FMR Corp.; Secretary of
                            funds advised by FMR.



(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR U.K.; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and a Director of FMR, FMR
                       Corp., FMR Texas Inc., and Fidelity Management & Research
                       (Far East) Inc.; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR U.K.; President of FMR;
                       Managing Director of FMR Corp.; President and a Director of
                       FMR Texas Inc. and Fidelity Management & Research (Far
                       East) Inc.; Senior Vice President and Trustee of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR U.K.; Senior Vice President of
                       Fidelity Management & Research (Far East) Inc.; Director of
                       Worldwide Research of FMR.



Rick Spillane          Senior Vice President and Director of Operations and
                       Compliance of FMR U.K. (1993).



Stephen P. Jonas       Treasurer of FMR U.K. (1993), Fidelity Management &
                       Research (Far East) Inc. (1993), and FMR Texas Inc. (1993);
                       Treasurer and Vice President of FMR (1993).



David Weinstein        Clerk of FMR U.K.; Clerk of Fidelity Management & Research
                       (Far East) Inc.; Secretary of FMR Texas Inc.



(3)  FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. (FMR Far East)
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Far East; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of
                       FMR Corp.; Chairman of the Board and a Director of
                       FMR, FMR Corp., FMR Texas Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Far East; President of
                       FMR; Managing Director of FMR Corp.; President and a
                       Director of FMR Texas Inc. and Fidelity Management &
                       Research (U.K.) Inc.; Senior Vice President and Trustee
                       of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR Far East; Senior Vice
                       President of Fidelity Management & Research (U.K.)
                       Inc.; Director of Worldwide Research of FMR.



William R. Ebsworth    Vice President of FMR Far East.



Bill Wilder            Vice President of FMR Far East (1993).



Stephen P. Jonas        Treasurer of FMR Far East (1993), Fidelity Management
                          & Research (U.K.) Inc. (1993), and FMR Texas Inc.
                            (1993); Treasurer and Vice President of FMR (1993).



David C. Weinstein     Clerk of FMR Far East; Clerk of Fidelity Management &
                       Research (U.K.) Inc.; Secretary of FMR Texas Inc.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.

(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

W. Humphrey Bogart     Director                   None

Kurt A. Lange          President                  None

William L. Adair       Senior Vice President      None

Thomas W. Littauer     Senior Vice President      None

Caron Ketchum          Treasurer                  None

Arthur S. Loring       Vice President and Clerk   Secretary

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian: The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, N.Y.
Item 31. Management Services
 Not applicable
Item 32. Undertakings
 The Registrant on behalf of Destiny I and Destiny II undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for a fund in an electronic format, upon his or her request and without charge, a paper copy of the prospectus or annual or semiannual report for the fund.
 The Registrant on behalf of Destiny I and Destiny II undertakes, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment company:
Fidelity Destiny Portfolios

plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individuals serve as Board Members (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead

J. Gary Burkhead                /s/Marvin L. Mann

                                Marvin L. Mann



/s/Ralph F. Cox                 /s/Edward H. Malone

Ralph F. Cox                    Edward H. Malone



                                /s/Gerald C. McDonough

/s/Phyllis Burke Davis          Gerald C. McDonough

Phyllis Burke Davis

                                /s/Thomas R. Williams

                                Thomas R. Williams

/s/Richard J. Flynn

Richard J. Flynn





/s/E. Bradley Jones

E. Bradley Jones

POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee or General Partner, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Institutional Trust
Fidelity Advisor Series I             Fidelity Investment Trust
Fidelity Advisor Series II            Fidelity Magellan Fund
Fidelity Advisor Series III           Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series IV            Fidelity Money Market Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios              Fund, L.P.
Fidelity Deutsche Mark Performance    Fidelity Union Street Trust
  Portfolio, L.P.                     Fidelity Yen Performance Portfolio, L.P.
Fidelity Devonshire Trust             Spartan U.S. Treasury Money Market
Fidelity Exchange Fund                   Fund
Fidelity Financial Trust              Variable Insurance Products Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund II
Fidelity Government Securities Fund
Fidelity Hastings Street Trust
Fidelity Income Fund


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as President and Board Member (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d   December 15, 1994

Edward C. Johnson 3d


SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 60 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of November, 1995.
      FIDELITY DESTINY PORTFOLIOS
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d(dagger)   President and Trustee           November 20, 1995

    Edward C. Johnson 3d          (Principal Executive Officer)




/s/Kenneth A. Rathgeber     Treasurer   November 20, 1995

    Kenneth A. Rathgeber

/s/J. Gary Burkhead    Trustee   November 20 , 1995

    J. Gary Burkhead


/s/Ralph F. Cox              *   Trustee   November 20, 1995

   Ralph F. Cox


/s/Phyllis Burke Davis   *   Trustee   November 20, 1995

    Phyllis Burke Davis


/s/Richard J. Flynn         *   Trustee   November 20, 1995

    Richard J. Flynn


/s/E. Bradley Jones         *   Trustee   November 20, 1995

    E. Bradley Jones


/s/Donald J. Kirk             *   Trustee   November 20, 1995

    Donald J. Kirk


/s/Edward H. Malone      *   Trustee   November 20, 1995

   Edward H. Malone


/s/Marvin L. Mann_____*    Trustee   November 20, 1995

   Marvin L. Mann

/s/Gerald C. McDonough*   Trustee   November 20, 1995

    Gerald C. McDonough

/s/Thomas R. Williams    *   Trustee   November 20, 1995

   Thomas R. Williams

(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated December 15, 1994 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.